As filed with the Securities and Exchange Commission on October 18, 2019

Securities Act File No. 33-46973

Investment Company Act File No. 811-6625

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933	☑
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 111	☑

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 112	☑

THE PAYDEN & RYGEL INVESTMENT GROUP

(formerly P & R Investment Trust)

(Exact Name of Registrant as Specified in Charter)

333 South Grand Avenue, 32nd Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

(213) 625-1900

(Registrant’s Telephone Number, Including Area Code)

Edward S. Garlock, Esq.

333 South Grand Avenue, 32nd Floor

Los Angeles, California 90071

(213) 625-1900

(Name and Address of Agent for Service)

Copy to:

Arthur L. Zwickel, Esq.

Paul Hastings LLP

515 S. Flower St., Los Angeles, California 90071

Approximate Date of Proposed Public Offering:

As soon as practicable following effective date.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2), of Rule 485.
☐	This post-effective amendment designates a new effective Date for a previously filed post-effective amendment.

Title of Securities being registered: Shares of Beneficial Interest

PROSPECTUS

DECEMBER     , 2019

» TAX EXEMPT BOND FUND

Payden California Municipal Social Impact Fund (Investor Class — Ticker Symbol PYCRX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

4	FUND SUMMARIES – TAX EXEMPT BOND FUND	Payden Mutual Funds

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND

INVESTMENT OBJECTIVE:

The Fund seeks income that is exempt from Federal and California income tax and is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.32%

Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.68%

Fee Waiver or Expense Reimbursement[1]	0.15%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.53%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.53%. This agreement has a one-year term ending December     , 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$54	$202	$364	$832

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 161% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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Under normal market circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in “California Municipal Securities,” which are defined as debt obligations issued by the State of California, local governments and other authorities in California, and their agencies and instrumentalities, or by other issuers, all of which pay interest income exempt from Federal and California personal income tax.

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The Fund may invest up to 20% of its total assets in “Municipal Securities,” which are defined as debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities, and which pay interest income either exempt from Federal income tax or exempt from Federal income tax, but subject to the Federal alternative minimum tax.

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The Fund targets investments in California Municipal Securities or other Municipal Securities, each as defined above, with respect to which, in the opinion of the Adviser the proceeds raised are used consistent with positive environmental, social or governance (“ESG”) practices and outcomes. While ESG considerations are generally integrated into fundamental credit research, the Adviser will apply additional ESG impact screening metrics when selecting suitable investments for the Fund. Additional screening metrics provide the Adviser with a framework for identifying issuers and projects that exemplify a deliberative and sustainable pursuit of ESG goals and objectives. These metrics include, but are not limited to, project alignment with globally accepted Green and Social Bond Principles, prudent stewardship of bond proceeds and public resources, commitment to timely disclosure and transparency, and geographic and socioeconomic relevance of the deployment of capital proceeds. Although investment opportunities can come from any municipal market sector or issuer, the Adviser will focus on what it believes to be the principal impact sectors, such as essential services and utilities, primary and community college education, healthcare and social services, affordable housing, renewable energy and resource recovery, and economic development and connectivity.

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Under normal market circumstances, the Fund invests at least 75% of its total assets in investment grade bonds, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

Prospectus	FUND SUMMARIES – TAX EXEMPT BOND FUND	5

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND (continued)

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The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity. Maturity is the date when each bond or other debt security pays back its principal. However, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally five to ten years. In calculating the Fund’s average portfolio maturity, the Fund uses a security’s stated maturity, or if applicable, an earlier date based on the Adviser’s belief that the security may be subject, for example, to a call, a put, a refunding, a prepayment, a redemption provision, an adjustable coupon rate, or the like, that will cause the security to be repaid earlier.

ª	As a temporary measure, the Fund may also invest up to 20% of its total assets in debt securities that pay interest income subject to Federal or state income tax.
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To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Environmental, Social or Governance Investing Risk. The Fund’s policy of investing in California Municipal Securities or other Municipal Securities with respect to which, in the Adviser’s opinion, the proceeds raised are used consistent with positive ESG practices and outcomes could cause the Fund to perform differently compared to other mutual funds that do not have such a policy. Investing in securities with respect to which, in the Advisers opinion, the proceeds raised are consistent with positive ESG practices and outcomes may result in the Fund (a) foregoing opportunities to buy certain other California Municipal Securities or other Municipal Securities when it might otherwise be advantageous to invest in them, or (b) selling such securities when it might otherwise be disadvantageous for the Fund to do so. In addition, there is a risk that the proceeds of California Municipal Securities or other Municipal Securities identified by the Adviser’s use of proceeds determination do not provide the anticipated positive ESG benefits. The Adviser’s assessment of the positive ESG impact of the proceeds of a California Municipal Security or other Municipal Security is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in municipal securities that do not comply with the Fund’s ESG investment criteria. The Adviser’s ESG investment criteria may affect the Fund’s relative investment performance depending on the performance of the Fund’s California Municipal Securities or other Municipal Securities relative to the broader municipal securities market. In addition, the factors that the Adviser considers in evaluating whether the proceeds raised in connection with the offering of a California Municipal Security or other Municipal Security are used consistent with positive ESG benefits may change over time. Further there are significant differences in interpretations of what it means to promote positive ESG benefits. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with others’ views. Finally, in making investment decisions, the Adviser relies on information and third-party data that could be incomplete or erroneous, which in turn, could cause the Adviser to incorrectly assess whether the proceeds raised in a California Municipal Security or other Municipal Security offering are used consistent with positive ESG practices and outcomes.

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Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

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Municipal Securities. Investing in the Municipal Securities market involves certain risks. The amount of public information available about Municipal Securities is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Payden’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for Municipal Securities also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them.

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California Municipal Securities. Because the Fund invests primarily in California Municipal Securities, its performance is subject to economic and political developments in the State of California. California Municipal Securities may be adversely affected by political and economic conditions and developments within California and the nation as a whole. Since the end of the recession, California has made substantial progress towards recovery; however, while economists have expressed an expectation of continued growth by the California economy, they believe that there is still considerable risk to California’s economic outlook due to, among other factors, California’s unfunded budget obligations, the uncertainty surrounding federal fiscal policy and the volatility of the

6	FUND SUMMARIES – TAX EXEMPT BOND FUND	Payden Mutual Funds

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND (continued)

U.S. and global stock and credit markets. As of October 1, 2019, California’s general obligation bonds were rated Aa3 by Moody’s, AA- by Standard & Poor’s, and AA- by Fitch Ratings. Although bonds issued by California are “investment grade” according to each ratings agency and were last upgraded as late as August 2016 due to the state’s improved fiscal condition and balanced budget, California currently has one of the lowest credit ratings of any state, and the agencies continue to monitor California’s budget outlook closely to determine whether to alter the ratings.

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Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

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Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of traditional market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

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Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª	Securities Subject to Federal Income Tax. As a temporary measure, the Fund may invest up to 20% of its total assets in debt securities that pay interest income subject to Federal income tax.
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Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

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Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

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Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent

Prospectus	FUND SUMMARIES – TAX EXEMPT BOND FUND	7

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND (continued)

that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
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Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bloomberg Barclays 7-Year Municipal Bond Index, as well as an index of funds with similar investment objectives, the Bloomberg Barclays California Intermediate Municipal Bond Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (5.31%), and the worst quarter was 4thQ 2010 (–3.86%). The year-to-date total return of the Fund as of September 30, 2019 was 7.21%.

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

California Municipal Income Fund

Before Taxes	0.58%	2.90%	3.66%

After Taxes on Distributions	–0.40%	2.12%	3.18%

After Taxes on Distributions and Sale of Fund Shares	0.35%	2.13%	3.13%

Bloomberg Barclays 7-Year Municipal Bond Index	1.65%	2.97%	4.00%

Bloomberg Barclays California Intermediate Municipal Bond Index	1.71%	2.96%	4.31%

(The returns for each index are before any deduction for taxes, fees or expenses.)

8	FUND SUMMARIES – TAX EXEMPT BOND FUND	Payden Mutual Funds

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND (continued)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Michael Salvay, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. He has been with Payden since 1997. Ksenia Koban is a Vice President and portfolio manager. She has been with Payden since 2012. Adam Congdon, CFA, is a Vice President and portfolio manager. He has been with Payden since 2014.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

Substantially all dividends paid by the Fund will be exempt from Federal income taxes; however, a portion of the dividends may be a tax preference for purposes of the alternative minimum tax. Dividends from the Fund may also be subject to state and local taxes. The Fund anticipates that the federally exempt interest dividends paid by the Fund and derived from interest on bonds exempt from California income tax will be exempt from California state income tax. To the extent the Fund’s dividends are derived from interest on debt obligations that is not exempt from California income tax, however, such dividends will be subject to state income tax. In addition, the amount of such dividends may be included in the measure of income tax on other items, including but not limited to social security benefits.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	9

You have just read the Fund Summary for the Fund. The Fund Summary sets forth the Fund’s Investment Objective, as well as its Principal Investment Strategies and Principal Investment Risks, and discusses the types of securities and investment techniques used in implementing the Fund’s Principal Investment Strategies. The Fund’s 80% policy is fundamental, which means that it may be changed only with shareholder approval.

This section of the Prospectus provides further discussion on some of those securities and investment techniques, as well as discussing other securities and investment techniques that may be applicable to the Fund.

In addition, this section discusses the policies on the disclosure of the Fund’s portfolio holdings.

Finally, neither the Fund Summary, this section of the Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation — a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return” — a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and the Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

MORTGAGE-BACKED SECURITIES

The Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages. The Fund may also invest in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. During periods of rising interest rates, prepayments may occur more slowly than anticipated, extending the effective duration of these assets at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED SECURITIES

The Fund may invest in U.S. asset-backed securities, which represent undivided fractional interests in trusts with assets consisting of a pool of loans such as motor vehicle retail installment sales contracts or credit card receivables. The Fund may also invest in foreign asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. During periods of rising interest rates, prepayments may occur more slowly than anticipated, extending the effective duration of these assets at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

U.S. GOVERNMENT AND AGENCY SECURITIES

The Fund purchases debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, the Fund may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers

10	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” Securities issued by GSEs receive various levels of support from the U.S. Government, which may affect the Fund’s ability to recover should such securities default. The Fund primarily invests in securities issued by one or more of the following GSEs:

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The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. Principal and interest payments of GNMA securities are backed by the full faith and credit of the U.S. Government; however, this support does not apply to losses resulting from declines in the market value of GNMA securities.

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Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Fund. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Senior Preferred Stock Purchase Agreement), as discussed below.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC. The Senior Preferred Stock Purchase Agreements provide FNMA and FHLMC with the necessary cash resources to meet their obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past (including as part of the Senior Preferred Stock Purchase Agreements), no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

The FHFA’s continuing conservatorship of FNMA and FHLMC and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming FNMA and FHLMC or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund’s assets.

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The Federal Home Loan Bank System (FHLB) is comprised of eleven regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

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The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

ESG INVESTMENTS

The Fund targets investments with respect to which, in the opinion of the Adviser the proceeds raised are used consistent with positive ESG” practices and outcomes. While ESG considerations are generally integrated into fundamental credit research, the Adviser will apply additional ESG impact screening metrics when selecting suitable investments for the Fund. Additional screening metrics provide the Adviser with a framework for identifying issuers and projects that exemplify a deliberative and sustainable pursuit of ESG goals and objectives. These metrics include, but are not limited to, project alignment with globally accepted Green and Social Bond Principles, prudent stewardship of bond proceeds and public resources, commitment to timely disclosure and transparency, and geographic and socioeconomic relevance of the deployment of capital proceeds. Although investment opportunities can come from any municipal market sector or issuer, the Adviser will focus on what it believes to be the principal impact sectors, such as essential services and utilities, primary and community college education, healthcare and social services, affordable housing, renewable energy and resource recovery, and economic development and connectivity.

Investing in securities with respect to which, in the Adviser’s opinion, the proceeds raised are used consistent with positive ESG practices and outcomes could cause the Fund to perform differently compared to other mutual funds that do not have such a policy and may result in the Fund (a) excluding securities of certain issuers for nonfinancial reasons and therefore foregoing opportunities to buy those securities when it might otherwise be advantageous to invest in them, or (b) selling such securities when it might otherwise be disadvantageous for the Fund to do so. Securities of issuers with ESG practices may shift into and out of favor with investors depending on market and economic conditions. In addition, there is a risk that the proceeds of securities identified by the Adviser’s use of proceeds determination do not provide the anticipated positive ESG benefits. The Adviser’s assessment of the positive ESG impact of the proceeds of a security is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in municipal securities that do not comply with the Fund’s ESG investment criteria. The Adviser’s ESG investment criteria may affect the Fund’s relative investment performance depending on the performance of the

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Fund’s securities relative to the broader municipal securities market. In addition, the factors that the Adviser considers in evaluating whether the proceeds raised in connection with the offering of a security are used consistent with positive ESG benefits may change over time. Further there are significant differences in interpretations of what it means to promote positive ESG benefits. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with others’ views. Finally, in making investment decisions, the Adviser relies on information and third-party data that could be incomplete or erroneous, which in turn, could cause the Adviser to incorrectly assess whether the proceeds raised in a security offering are used consistent with positive ESG practices and outcomes.

EXCHANGE-TRADED FUNDS

The Fund may invest in exchange-traded funds (“ETFs”) and other broad market derivative instruments, subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index and the MSCI Europe Index. ETFs trade on the Chicago Board Options Exchange, Nasdaq and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by the Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

DELAYED DELIVERY TRANSACTIONS

The Fund may engage in delayed delivery transactions. These transactions involve the Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, the Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

DERIVATIVE INSTRUMENTS

The Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). The Fund may invest some or all of its assets in derivative instruments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Fund may also use derivatives for leverage, in which case its use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the

12	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

contract’s terms. In addition, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. If the Fund sells credit default swaps, it will maintain sufficient liquidity to cover the entire notional amount of such swaps.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by Payden in accordance with established procedures, or, as permitted by applicable regulation, enter into certain offsetting positions, to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Regulatory Risks. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Any such adverse future developments could impair the effectiveness of the Fund’s derivative transactions and cause the Fund to lose value.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

TEMPORARY DEFENSIVE MEASURES

During times when Payden believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help the Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The Fund’s annual turnover rate indicates changes in its portfolio investments. Payden will sell a security when appropriate and consistent with a Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The Fund’s annual portfolio turnover rates are noted in the Financial Highlights for the Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Fund, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

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OTHER INVESTMENTS AND TECHNIQUES

The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Payden, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden is an investment counseling firm founded in 1983, and has approximately $118 billion of assets under management as of September 30, 2019.

Investment Policy Committee. Payden’s Investment Policy Committee is responsible for defining the broad investment parameters of the Fund, including, for example, the types of strategies to be employed and the range of securities acceptable for investment by the Fund. The Committee is comprised of Kristin Ceva, Nigel Jenkins, Asha Joshi, Brian Matthews, Joan Payden, Michael Salvay, James Sarni, Mary Beth Syal, Scott Weiner and James Wong.

Kristin Ceva is a Managing Principal who joined Payden in 1998 and has 27 years experience in the investment management business. Nigel Jenkins is a Managing Principal. He joined Payden in 2006 and has 30 years experience in the investment management business. Asha Joshi is a Managing Principal. She joined Payden in 1994 and has 34 years experience in the investment management business. Brian Matthews is a Managing Principal who joined Payden in 1986 and has 37 years experience in the investment management business. Joan Payden is the President, CEO and founder of Payden. She has over 40 years experience in the investment management business. Michael Salvay is a Managing Principal who joined Payden in 1997 and has 34 years experience in the investment management business. James Sarni is a Managing Principal. He joined Payden in 1991 and has 36 years experience in the investment management business. Mary Beth Syal is a Managing Principal who joined Payden in 1991 and has 34 years experience in the investment management business. Scott Weiner is a Managing Principal. He joined Payden in 1993 and has 35 years experience in the investment management business. James Wong is a Managing Principal who joined Payden in 1995 and has 27 years experience in the investment management business.

Fund Portfolio Managers. Payden follows a team approach in the management of the Fund, in which a team of Payden personnel are responsible for the day-to-day management of the Fund within the broad investment parameters established by the Investment Policy Committee. The team meets regularly to review portfolio holdings and discuss purchase and sales activity of all accounts in the strategy, including the Fund. The portfolio managers, who are generally team leaders or senior investment personnel on the team, are supported by other members of the team. These include research analysts and other investment professionals who provide research support, make securities recommendations and generally support the portfolio managers in all activities. Members of a team may change from time to time, and the team leaders and senior investment personnel who are identified as the portfolio manager or managers for a Fund may also change from time to time. The current portfolio managers for the Fund are as follows: Michael Salvay has overall responsibility over the broad aspects of the Fund’s investments and he, together with Ksenia Koban, Vice President and portfolio manager, and Adam Congdon, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Ms. Koban has been with Payden since 2012 and in the investment management business for 11 years. Mr. Congdon has been with Payden since 2014 and in the investment management business for 10 years.

With respect to the portfolio managers listed, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Fund.

As indicated under the “Fees and Expenses” section of the Fund presentation above, Payden has also contractually agreed to temporarily limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) of the Fund to the percentage indicated of the Fund’s average daily net assets on an annualized basis. This Agreement has a one-year term ending December     , 2020; it may be renewed and may be amended by approval of a majority of the Board of Trustees of The Payden & Rygel Investment Group (the ‘‘P&R Trust’’). The Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for the Fund in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above.

For the fiscal year ended October 31, 2018, Payden earned a fee of 0.17% of the Fund’s average net assets, net of expense reimbursements or fee waivers.

A discussion regarding the basis for the approval by the P&R Trust’s Board of Trustees of the Investment Advisory Agreement for the Fund is available in the Funds’ Annual Report for the fiscal year ended October 31, 2018, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Fund’s Internet site at payden.com.

14	SHAREHOLDER INFORMATION	Payden Mutual Funds

PRICING OF FUND SHARES: NET ASSET VALUE

The net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny.

Debt Securities. Domestic and foreign debt securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from pricing services. If the Adviser determines that a pricing service does not provide accurate pricing for a fixed income security, the Adviser may provide pricing information for that security. Such pricing information takes into account appropriate factors such as quotes obtained by brokers and dealers, institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Investment Company Securities. In valuing the Fund’s investment in another company that is (1) an investment company, or (2) would be an investment company but for the exceptions provided in the Investment Company Act (an “Acquired Fund”), the Fund uses the net asset value per share of the Acquired Fund.

Derivatives. Options, futures, swaps and other similar investments are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fair Value Pricing. Debt or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines adopted by the Board of Trustees of the P&R Trust that are applicable to the Fund. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity ratio for debt securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of the Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) whether one or more securities in the Fund portfolio will be subject to fair value pricing, and (2) if so, the fair value price of such securities.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the Fund’s address provided below. You cannot purchase shares until the Fund has received a completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes

Prospectus	SHAREHOLDER INFORMATION	15

it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

By Check

1. Complete the New Account Application.

2. Make the check payable to the “Payden Funds” and mail the check, along with the application, to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

By Federal Funds Wire

1. Complete the New Account Application and mail it to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

2. Wire funds to the Transfer Agent as follows when the application has been processed:

UMB Bank, N.A.

1010 Grand Blvd.

Kansas City, MO 64106

ABA 101000695

DDA 9871063062

Credit to: Payden Funds

For further credit to: Investor Mutual Fund Account Number

Name or Account Registration

Identify which Fund or Funds to Purchase

3. Please call 1-800-572-9336, to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives and accepts your order. It will accept purchase orders only on days on which the Fund is open for business.

The Fund is “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of the Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (1) by check; (2) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Funds’ Internet site at payden.com using the Account Access function (user registration required)); or (3) by calling 1-800-572-9336, and wiring Federal funds to the Transfer Agent as described above.

Purchases Through Brokers. The Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee receives and accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in that particular Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment in the Fund.

Tax-sheltered Retirement Plans. The Fund accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans and 401(k) plans and Coverdell

16	SHAREHOLDER INFORMATION	Payden Mutual Funds

Education Savings Plans. Please call 1-800-572-9336 to receive a retirement package which includes a special application for tax-sheltered accounts. The Fund does not provide fiduciary administration or custody for such plans. The Fund charges an Annual IRA Maintenance Fee of $15.00. The fee is capped at $30.00 per social security number, per account type. A maintenance fee of $15.00 will be charged on all Fund accounts where a full liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

Exchange Privilege. Shares of the Fund may be exchanged for shares of any other mutual fund of the P&R Trust, provided that the minimum initial investment amount for the specific share class of that fund has been met. Otherwise, the minimum amount for any exchange is $250. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for Federal income tax purposes.

In general, the Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the applicable New Account Application or applicable Account Privileges Change Form, you may make exchanges by calling 1-800-572-9336. You may also make exchanges via the Fund’s Internet site, at payden.com, using the Account Access function (user registration required). Finally, you may participate in the Automatic Exchange Program, described below under “Automated Investment Programs,” to automatically redeem a fixed amount from the Fund for investment in another Payden Fund on a regular basis. The Fund may modify or discontinue this exchange privilege at any time on 60 days notice. The Fund also reserves the right to limit the number of exchanges you may make in any year to avoid excessive Fund expense.

Telephone Privilege. You may exchange or redeem shares by calling 1-800-572-9336, if you have elected this option on the applicable New Account Application, or if you complete the applicable Account Privileges Change Form. If you call on a business day before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be based on the net asset value per share determined that day; if you call on a business day after the close of regular trading on the New York Stock Exchange, the exchange or redemption will be based on the net asset value per share determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

By electing the telephone privilege, you may be giving up some security. However, the Fund employs procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine. The Fund reserves the right to refuse a telephone exchange or redemption request if the Fund or its agents believes that the person making the request is not properly authorized. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

Automated Investment Programs. You may use two programs for automated investments in the Fund.

Electronic Investment Program. You may elect to make investments in the Fund using the ACH, which transfers money directly from your account at your financial institution to the Fund for investment. You have two investment options under this program. For either investment option, you must first meet the minimum initial investment amount, which may be made by check or wire; thereafter, additional investments through the ACH must be at least $250.

Under the first option, you may elect to make investments on a set schedule, either monthly or quarterly. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of either the 1st or 15th day of the month (or next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day.

Under the second option, you may also elect to authorize transfers through the ACH by calling 1-800-572-9336, or via the Fund’s Internet site at payden.com using the Account Access function (user registration required). Money will be withdrawn from your account at your financial institution only when you authorize it. If the Fund receives your telephone request or Internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be based on the net asset value per share determined that day. For telephonic requests or Internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be based on the net asset value per share determined on the next business day.

Please note the following guidelines:

ª	Your financial institution must be a member of the ACH.

ª	You must complete and return an Account Privileges Change Form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

ª	You must establish an account with the Fund before the Electronic Investment Plan goes into effect.

ª	The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

ª

You can terminate your participation in the Electronic Investment Plan by writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by phone, at 1-800-572-9336, and it will become effective the month following receipt.

Prospectus	SHAREHOLDER INFORMATION	17

Automatic Exchange Program. With respect to the Fund offered in this Prospectus, you may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from the Fund for investment in another mutual fund of the Payden & Rygel Investment Group on a regular basis. You can elect this option by completing the appropriate Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000, provided that the minimum initial investment amount has been met) and to identify the Fund. The automatic transfer is effected on your choice of either the 1st or 15th day of the month (or the next business day if the day you chose falls on a holiday or on a weekend).

Other Purchase Information. The Fund issues full and fractional shares, but does not issue certificates. The Fund may not be available in all jurisdictions. The Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures the Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by the Fund in the following cases:

Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES

The Fund will redeem your shares based on the net asset value per share next determined following receipt of your request with all of the required information. You can redeem shares by contacting the Fund in writing, by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com.

Redemption requests by telephone or via the Internet may not exceed $100,000 per day. The Fund generally does not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (1) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application; (2) by calling 1-800-572-9336; or (3) via the Fund’s Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $20.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

One or more brokers have been authorized to accept redemption orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Fund. The Fund will be deemed to have received and accepted a redemption order when an authorized broker or broker-authorized designee has received and accepted the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

18	SHAREHOLDER INFORMATION	Payden Mutual Funds

The Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, the Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

COST BASIS REPORTING

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. For all methods, except Specific Lot Identification, the Fund redeems noncovered shares first until they are depleted and then applies your elected method to your covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

MARKET TIMING ACTIVITIES

Frequent purchases and redemptions of shares of the Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs.

As a result, the Board of Trustees of the P&R Trust has adopted policies and procedures designed to discourage frequent trading of shares of the Fund by Fund shareholders. The Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading is based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

The Fund does not have any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that each Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS

The Fund accrues and declares dividends daily and distributes them to shareholders monthly. The Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. The Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION

Substantially all dividends paid by the Fund will be exempt from Federal income taxes; however, a portion of the dividends may be a tax preference for purposes of the federal alternative minimum tax applicable to individuals. Dividends from the Fund may also be subject to state and local taxes. The Fund anticipates that the federally exempt interest dividends paid by the Fund and derived from interest on bonds exempt from California income tax will be exempt from California state income tax. To the extent the Fund’s dividends are derived from interest on debt obligations that is not exempt from California income tax, however, such dividends will be subject to state income tax. In addition, the amount of such dividends may be included in the measure of income tax on other items,

Prospectus	SHAREHOLDER INFORMATION	19

including but not limited to social security benefits. Dividends are taxable to you whether received in cash or reinvested as additional shares. Distributions paid by the Fund from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income will be taxable to you as ordinary income. Your exchange or sale of any Fund’s shares is a taxable event and may result in a capital gain or loss. Limitations on the deductibility of capital losses may apply.

Before purchasing shares of the Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, the price you pay may reflect the value of the upcoming distribution and such distribution will be taxable to you even though it may represent a partial return of capital in an economic sense.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in a Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. The Fund respects the right of privacy of each of its shareholders. The Fund also believes that each shareholder expects the Fund to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Funds’ Privacy Notice directed to their shareholders.

Shareholder Inquiries. For information, call 1-800-572-9336, e-mail the Funds at payden@umb.com, visit the Funds’ Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

20	APPENDIX A	Payden Mutual Funds

Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

Prospectus	APPENDIX A	21

Description of Ratings (continued)

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

22	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable U.S. Government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Prospectus	APPENDIX A	23

Description of Ratings (continued)

MUNICIPAL BOND RATINGS

AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

24	APPENDIX B	Payden Mutual Funds

Privacy Notice

The Fund respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information

To meet those expectations, we must collect and maintain certain personal information that is required by state and federal agencies, such as name, address and tax ID. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Web site, or E-Mails.

We do not make personal information available on line. To change your personal information, call Paydenfund Shareholder Services at 800-572-9366 and request the forms necessary to make any such changes.

Internal Access to Information and Safeguards

We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information

We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.

In this regard, we may disclose such information to our affiliates, including the Funds’ investment adviser, Payden & Rygel; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Funds, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed to provide agreed services to you. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

Prospectus	APPENDIX C	25

Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the six months ended April 30, 2019, has not been audited. The information for the other periods indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund’s financial statements, is included in the Annual Report to Shareholders dated October 31, 2018 and is incorporated by reference in the Funds’ Statement of Additional Information, which is available upon request.

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND

(For the Share Outstanding for the Years Ended October 31st (audited), and the Six Months Ended April 30, 2019) (unaudited))

	2019		2018	2017	2016	2015	2014
Net asset value – beginning of period	$9.98		$10.28	$10.41	$10.39	$10.50	$10.27

Income (loss) from investment activities:
Net investment income	0.15		0.22	0.19	0.19	0.23	0.24
Net realized and unrealized gains (losses)	0.36		(0.26)	0.03	0.14	(0.03)	0.29

Total from investment activities	0.51		(0.04)	0.22	0.33	0.20	0.53

Distributions to shareholders:
From net investment income	(0.15)		(0.22)	(0.19)	(0.19)	(0.23)	(0.24)
From net realized gains	(0.02)		(0.04)	(0.16)	(0.12)	(0.08)	(0.06)

Total distributions to shareholders	(0.17)		(0.26)	(0.35)	(0.31)	(0.31)	(0.30)

Net asset value – end of period	$10.32		$9.98	$10.28	$10.41	$10.39	$10.50

Total return	4.89	%(1)	(0.39)%	2.28%	3.22%	1.87%	5.27%

Ratios/supplemental data:
Net assets, end of period (000s)	$59,089		$57,140	$57,645	$55,808	$45,938	$46,729
Ratio of gross expense to average net assets	0.70	%(2)	0.68%	0.70%	0.71%	0.70%	0.70%
Ratio of net expense to average net assets	0.53	%(2)	0.53%	0.54%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.42	%(2)	2.05%	1.72%	1.62%	2.03%	2.18%
Ratio of net investment income to average net assets	2.59	%(2)	2.20%	1.89%	1.78%	2.17%	2.33%
Portfolio turnover rate	48	%(1)	161%	157%	57%	45%	48%

The Fund commenced operations on December 17, 1998.

(1)	Not annualized.
(2)	Annualized.

INVESTMENT ADVISER

Payden & Rygel

333 South Grand Avenue

Los Angeles, California 90071

ADMINISTRATOR

Treasury Plus, Inc.

333 South Grand Avenue

Los Angeles, California 90071

DISTRIBUTOR

Payden & Rygel Distributors

333 South Grand Avenue

Los Angeles, California 90071

CUSTODIAN

The Bank of New York Mellon

One Boston Place

Boston, Massachusetts 02109

TRANSFER AGENT

UMB Fund Services, Inc.

235 Galena Street

Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

COUNSEL

Paul Hastings LLP

515 South Flower Street, 25th Floor

Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and Semi-Annual Reports to shareholders for the Fund contain detailed information on the Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of each of the Annual and Semi-Annual Reports for the Fund and the SAI, or request other information and discuss your questions about any of the Funds, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Funds’ Internet site at payden.com.

Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

THE PAYDEN & RYGEL INVESTMENT GROUP

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND

Los Angeles, California 90071

1-800-572-9336

STATEMENT OF ADDITIONAL INFORMATION

December     , 2019

The Payden & Rygel Investment Group (the “P&R Trust”) is a professionally managed, open-end management investment company with nineteen funds available for investment. This Statement of Additional Information (“SAI”) contains information about the Payden California Municipal Social Impact Fund (the “Fund”) listed above, which prior to December     , 2019, was known as the Payden Municipal Income Fund. This SAI contains information in addition to the information set forth in the Prospectus dated December      2019. The SAI is not a prospectus and should be read in conjunction with the Prospectus. In addition, the Annual Report to Shareholders for the fiscal year ended October 31, 2018 for the Fund is incorporated by reference into this SAI. You may order copies of the Prospectus and of the Annual Report without charge at the address or telephone number listed above.

THE P&R TRUST

The P&R Trust was organized as a Massachusetts business trust on January 22, 1992. The P&R Trust is a professionally managed, open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The P&R Trust currently offers shares of each of nineteen mutual funds, including the Fund. Payden  & Rygel (“Payden”) is the investment adviser to the Fund.

FUNDAMENTAL AND OPERATING POLICIES

The Fund’s investment objective is fundamental and may not be changed without shareholder approval, as described in the “Voting” discussion in the “Other Information” section in this SAI. Any policy that is not specified in the Prospectus or in the SAI as being fundamental is a non-fundamental, or operating, policy. If the Board of Trustees for the P&R Trust (the “Board”) determines that the Fund’s investment objective may best be achieved by changing a non-fundamental policy, the Board may make such change without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or other assets of, or borrowings by, the Fund.

FUND — FUNDAMENTAL POLICIES

As a matter of fundamental policy:

(1) BORROWING. The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

(2) COMMODITIES. The Fund may not purchase or sell commodities or commodity contracts, except that (i) the Fund may enter into financial and currency futures contracts and options on such futures contracts, (ii) the Fund may invest in instruments which have the characteristics of both futures contracts and securities and (iii) the Fund may engage in swap agreements and options on swap agreements (the Fund does not consider swap agreements and options on swap agreements to be commodities).

(3) LOANS. The Fund may not make loans, except that (i) the Fund may purchase money market securities and enter into repurchase agreements, (ii) the Fund may acquire bonds, debentures, notes and other debt securities, and (iii) the Fund may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked-to-market” daily at no less than 100% of the loan amount).

(4) MARGIN. The Fund may not purchase securities on margin, except that (i) the Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) the Fund may make margin deposits in connection with futures contracts and options on futures contracts.

(5) MORTGAGING. The Fund may not mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. The Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. The Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. The Fund may not purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES. The Fund may not effect short sales of securities.

(10) UNDERWRITING. The Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

(11) SENIOR SECURITIES. The Fund may not issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the “SEC”).

(12) TAX EXEMPT SECURITIES. Under normal market conditions, the Payden California Municipal Social Impact Fund invests at least 80% of the value of its net assets in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal income taxes (“municipal securities”).

FUND — OPERATING POLICIES

As a matter of non-fundamental operating policy:

(1) CONTROL OF PORTFOLIO COMPANIES. The Fund may not invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. The Fund may not purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid.

(3) INVESTMENT COMPANIES. The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and the rules and regulations thereunder.

(4) OIL AND GAS PROGRAMS. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

(5) TAX EXEMPT SECURITIES. Under normal market conditions, the Payden California Municipal Social Impact Fund invests at least 80% of the value of its net assets in securities of the State of California, local governments and governmental authorities within California and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal and California personal income taxes. The Fund may invest up to 20% of its total assets in “municipal Securities,” which are defined as debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities, and which pay interest income either exempt from Federal Income tax or exempt from Federal income tax, but subject to the Federal alternative minimum tax.

INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS

The investment objectives and general investment policies of the Fund are described in the Fund’s Prospectus. Additional information concerning investment strategies/techniques and the characteristics of certain of the Fund’s investments, as well as related risks, is set forth below.

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility over the past few years. This financial crisis caused a significant decline in the value and liquidity of many securities. Recently, these market conditions appear to have abated and signs of improvement in the markets have appeared. However, conditions could get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed in greater detail below, the U.S. has experienced historically low interest rates for the past several years. A continuing economic recovery and the withdrawal of U.S. Government initiatives designed, in part, to keep interest rates low, increase the risk that interest rates will rise in the near future. Any such interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. As such, the fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

FUND DIVERSIFICATION

The Fund is classified as a “diversified” fund. As provided in the 1940 Act, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and therefore is subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

FIXED INCOME SECURITIES

U.S. Treasury Obligations

U.S. Treasury obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

U.S. Government Agency Securities

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and Federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. The principal and interest payments of some of these securities are supported by the full faith and credit of the United States, although other types of U.S. Government Agency securities are not guaranteed by the United States. These securities may have maturities from one day to 30 years, are generally not callable and normally have interest rates that are fixed for the life of the security.

Inflation-Indexed Securities

Inflation-indexed fixed income securities are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations. The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.

As an example, the Fund may invest in U.S. Treasury Inflation Protected Securities (“TIPS”). Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index (“CPI”) for All Urban Consumers, non-seasonally adjusted). The U.S. Treasury currently issues TIPS with maturities of five, 10 and 30 years. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for All Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.

Foreign Government Obligations

Foreign government obligations are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

Loan Participations and Assignments

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Such indebtedness may be secured or unsecured. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as the agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may limit the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of such limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund’s investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. The Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitations on illiquid investments. Investments in loan participation are considered to be debt obligations for purposes of investment restrictions relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the research of the Fund’s investment adviser in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Corporate Debt Securities

Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the applicable Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Credit ratings help to evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Fund’s investment adviser will also monitor issuers of such securities.

High Yield Bonds

Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities. High yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. Their value and liquidity may also be diminished by adverse publicity and investor perceptions. Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable high yield securities or requiring federally insured savings and loan institutions to reduce their holdings of taxable high yield securities have had and may continue to have an adverse effect on the market value of these securities.

Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities. Thinly traded high yield securities may be especially volatile and more difficult to value accurately for the purpose of determining the Fund’s net asset value. Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-related securities may be assembled and issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on most mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The financial downturn that began in 2008 (particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment) adversely affected the market for mortgage-related securities. In addition, various market and governmental actions impaired the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Among other risks, mortgage-related securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. When interest rates rise, individual mortgage holders are less likely to exercise prepayment options, which can result in additional volatility and downward pressure on the value of mortgage-related securities.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. If the residential mortgage market in the United States experiences difficulties, the performance and market value of certain of the Fund’s mortgage-related investments may be adversely affected. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators experienced serious financial difficulties or bankruptcy following the financial downturn that began in 2008. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements caused limited liquidity in the secondary market for certain mortgage-related securities, which adversely affected the market value of mortgage-related securities. Circumstances similar to those described above or other events could trigger extended periods of limited liquidity of mortgage-related securities in secondary markets.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. Principal and interest payments of GNMA securities are backed by the full faith and credit of the U.S. Government; however, this support does not apply to losses resulting from declines in the market value of GNMA securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. Government) include FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional residential mortgages (i.e., mortgages that are not insured or guaranteed by any government agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury agreed to purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. In December 2009, the U.S. Treasury amended its Senior Preferred Stock Purchase Agreement to remove its $200 billion cap per institution to accommodate any cumulative reduction in net worth over the next three years. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FHMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury. Effective January 1, 2018, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to: (1) replace the fixed dividend requirement and allow FNMA and FHLMC to pay a variable dividend based on net worth; (2) permit FNMA and FHLMC to maintain a capital buffer of $3 billion each to cover income fluctuations over the normal course of business, which such buffer is automatically terminable, with respect to FNMA or FHLMC individually, if FNMA or FHLMC fails to declare and pay a full quarterly dividend; and (3) increase U.S. Treasury’s liquidation preference by $3 billion.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprises to a safe and solvent condition has been completed. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past (including as part of the Senior Preferred Stock Purchase Agreement), no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Several bills have been introduced in Congress during the last several years concerning the future status of FHLMC, FNMA, and the mortgage finance system, including bills which provided for the wind down of FHLMC and FNMA or modification of the terms of the Senior Preferred Stock Purchase Agreement.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. In a final rule published in June 2011, FHFA defined a reasonable period of time following appointment of a conservator or receiver to be eighteen months.

FHFA, in its capacity as conservator, indicated that it had no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA viewed repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Such events could negatively impact markets and particular assets held by the Fund.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without having to seek the approval, assignment or consent of any person. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities (including the Fund) would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The

Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The FHFA’s continuing conservatorship of FNMA and FHLMC and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming FNMA and FHLMC, winding down their operations, or ending the conservatorship, any of which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of mortgage-related securities held by the Fund.

In May 2014, FHFA issued its 2014 Strategic Plan. The 2014 Strategic Plan updated FHFA’s vision for implementing its obligations as Conservator of FHLMC and FNMA. On December 21, 2017, FHFA issued the 2018 Conservatorship Scorecard, which establishes objectives and performance targets and measures for 2018 for FHLMC and FNMA related to the strategic goals set forth in the 2014 Strategic Plan.

On September 17, 2017, the FHFA issued its updated 2017 Strategic Plan for implementing its obligations as Conservator over FHLMC and FNMA for fiscal years 2018-2022. Like the 2014 Strategic Plan, the 2017 Strategic Plan established three reformulated goals for the conservatorships. These goals involve:

•	Preserving and conserving assets by, among other measures, ensuring that FNMA’s and FHLMC’s infrastructures meet the neessd of their current credit guarantee businesses and other operations.

•

Reducing taxpayer risk from FNMA’s and FHLMC’s operations by focusing on increasing the role of private capital in the mortgage market, and, among other measures, reducing FNMA’s and FHLMC’s retained portfolios, including requiring that both FNMA and FHLMC continue to prioritize selling off their less liquid portfolio assets.

•	Building, implementing, and operating a new single family securitization infrastructure and single security initiative for use by FNMA and FHLMC.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. However, there can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, the Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced a certain level of delinquencies and defaults. A substantial decline in real property values across the U.S. can exacerbate the level of losses that investors in privately issued mortgage-related securities experience. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities has become increasingly liquid over time, securities issued by certain private organizations may not be readily marketable, or general market conditions at any point in time may affect the marketability of such securities. As a matter of operating policy, the Fund will not purchase mortgage-related securities which in the investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.

Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.

Other Mortgage-Related Securities. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

Variable and Floating Rate Instruments

Certain of the obligations purchased by the Fund may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. While such instruments may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaults on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights.

Obligations with Puts Attached

Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire “stand-by commitments” from banks or broker-dealers with respect to the securities held in its portfolio. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund’s option a specific security at a specific price on a specific date.

The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Money Market Obligations

Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated is determined by the Fund’s investment adviser to be of comparably high quality.

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES

As permitted under the 1940 Act and the rules thereunder, the Fund may acquire the shares of affiliated funds (i.e., the other Funds) and of unaffiliated funds (collectively, “Acquired Funds”).

The Fund may invest in shares of Acquired Funds, including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Generally, under the 1940 Act and SEC rules thereunder, the Fund’s acquisition of the securities of affiliated Acquired Funds is subject to the following guidelines and restrictions:

(A)	The Fund may own an unlimited amount of any affiliated Acquired Fund’s voting securities.

(B)

The sales load and distribution fees paid by the Fund with respect to an affiliated Acquired Fund, aggregated with any distribution fees of the Fund, may not be excessive under Financial Industry Regulatory Authority (“FINRA”) rules.

(C)

Any affiliated Acquired Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

In addition, the Fund may acquire shares of unaffiliated Acquired Funds. In addition to guidelines (B) and (C) above, under the 1940 Act and SEC rules thereunder, the Fund’s acquisition of the securities of unaffiliated Acquired Funds is subject to the following guidelines and restrictions:

(D)	The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated Acquired Fund’s voting securities.

(E)	The Fund and the Acquired Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the FINRA applicable to funds of funds.

(F)	The Acquired Fund is not obligated to redeem its securities held by the Fund in an amount greater than 1% of the Acquired Fund’s total outstanding securities during any period less than 30 days.

(G)

The purchase or acquisition of the Acquired Fund is made pursuant to an arrangement with the Acquired Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Acquired Fund and vote in accordance with such instructions; or (ii) vote the shares of the Acquired Fund held by the Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.

Acquired Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would incur not only a proportionate share of the expenses of the Acquired Funds held by the Fund, but also expenses of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Fund’s investment adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the Acquired Funds in which the Fund invests are made independently of the Fund.

INVESTMENTS IN EXCHANGE-TRADED FUNDS

The Fund may also invest directly in exchange-traded funds (“ETFs”). The Acquired Funds in which the Fund invests may also invest in ETFs. Investments in shares of ETFs by the Fund or an Acquired Fund in which the Fund invests are subject to the guidelines set forth above under “INVESTMENTS IN REGISTERED INVESTMENT COMPANIES” applicable to unaffiliated funds (i.e., guidelines (D) through (G)).

An ETF is a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index or basket of securities. The Fund could purchase an ETF to temporarily gain exposure to a portion of a U.S. or foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Because an ETF attempts to exactly replicate the particular stock index or basket of securities to which it is related, any price movement away from the value of the underlying stocks is usually eliminated quickly by professional traders. Thus, investment adviser believes that the movement of the share prices of the ETFs in which the Fund invests should closely track the movement of the particular stock index or basket of securities to which it is related.

INVESTMENTS BY THE FUND AND BY ACQUIRED FUNDS IN WHICH THE FUND INVESTS

The Fund may invest directly in the types of securities specified in the Prospectus and this SAI. In addition, investments by the Acquired Funds, and consequently by the Fund investing in Acquired Funds, may include such securities. References in this SAI to investments by the Fund include the Fund’s “direct” investments, as well as its “indirect” investments (i.e., investments by its Acquired Funds). Greater detail about the types of investments and investment guidelines of any Acquired Fund are included in the Acquired Fund’s prospectus and statement of additional information.

MONEY MARKET FUNDS

To maintain liquidity, the Fund may invest in money market funds. As a matter of operating policy, the Fund does not anticipate investing more than 15% of its total assets in money market funds, except that the Fund may invest more than 15% of its total assets in the Payden Cash Reserves Money Market Fund, an affiliated Fund. The Fund will invest in a money market fund for cash management purposes or for temporary defensive purposes. An investment in a money market mutual fund by the Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees of such money market fund.

REPURCHASE AGREEMENTS

To maintain liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by the Fund. In the event of a bankruptcy or default of any registered dealer or bank, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral declines during this period.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. The Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by the Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Fund’s investment adviser.

ILLIQUID SECURITIES

As a matter of operating policy, the Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Fund’s investment adviser will take steps to keep the amount of illiquid securities, securities with daily liquidity and securities with weekly liquidity within the prescribed limitations. The Fund’s investment adviser will monitor the amount of illiquid securities in the Fund’s portfolio, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, securities of foreign issuers (“foreign securities”), municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In accordance with guidelines established by the Board, the Fund’s investment adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the likelihood of continued marketability and credit quality of the issuer.

The institutional market for the securities described above has grown consistently for years, while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets.

Illiquid securities may be difficult to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the securities at an advantageous time or price to meet shareholder or other cash needs. Such circumstances could also prevent the Fund from taking advantage of other investment opportunities.

MUNICIPAL SECURITIES

The Fund invests primarily in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal income taxes (“municipal securities”). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

The Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Payden may use interest rate and municipal bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in the Fund’s exposure to interest rate changes.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the repayment ability of certain issuers of municipal securities to repay their obligations. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, past events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of the Fund’s holdings in municipal securities.

Certain of the municipal securities in which the Fund may invest, and certain of the risks of such investments, are described below.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Zero Coupon Securities

Zero coupon securities are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value. Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons. The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity. The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income is accrued on a current basis, the Fund does not receive the income currently in cash. Therefore, the Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

Mortgage-Backed Securities

Mortgage-backed securities are municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of the Fund’s investments as a result of prepayments of the underlying mortgages, which may require the Fund to reinvest principal at lower yields than would otherwise have been realized. In a rising interest rate environment, prepayments of the underlying mortgages may occur more slowly than anticipated, which could prevent the Fund from reinvesting principal at higher yields than would have been realized had prepayments been made at a higher rate. Other risks include the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

Municipal Lease Obligations

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The Fund may also purchase “certificates of participation”, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Subject to its ability to invest in below investment grade municipal securities, the Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Fund’s investment adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Fund’s investment adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Obligations

Short-term municipal obligations include the following:

•

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

•

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

•	Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

•	Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay, in its discretion, the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

The Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the applicable Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The Fund’s investment adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

The Fund may also invest in municipal securities in the form of “participation interests” in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank. Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days’ notice (no more than seven) of the unpaid principal balance plus accrued interest. In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution. Since the Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during market turmoil these firms’ capital may become severely constrained. As a result, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities and, accordingly, municipal securities can experience downturns in trading activity and the supply of municipal securities may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal securities markets may lead to greater volatility in the markets.

The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Payden’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities also tends to be less developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. During national economic recessions, the ability of municipalities to collect revenue and service their obligations may be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

SPECIAL RISKS OF INVESTING PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES

General Economic Conditions

Economic Outlook. The economy of the State is the largest among the 50 states and one of the largest and most diverse in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and financial services. Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

The State’s economy has continued to recover from the most severe economic downturn and financial pressure since the 1930s. Continued growth in the high-technology sector, international trade and tourism along with improvements in residential construction and real estate markets have been positive indicators of California’s broad economic recovery. The State’s continued economic growth and revenue growth has culminated in record low unemployment rates, and analysts generally expect the State’s economy to continue to expand at a moderate pace in the near future. The Legislative Analyst’s Office (“LAO”), a non-partisan fiscal and policy adviser, has issued a positive review on the State’s economic outlook and notes that the State should continue its steady progress in building budget reserves under Proposition 2; however, continued uncertainty about the effects of federal policy and weak global growth create fiscal risks and pressures to a more robust recovery. There can be no assurance that the positive economic and fiscal trends will continue or that the economy will not become more difficult.

As of July 19, 2019, California’s unemployment rate was 4.2%, compared to 12.4% at the recession’s peak in October 2010 and the pre-recession low of 4.8% in November 2006. The unemployment rate had previously fallen to 4.1%, which was a record low level dating back to 1976. The year-over change for the twelve-month period between June 2018 and June 2019 shows an increase of 296,100 jobs, which equates to a 1.7% increase. California has now gained approximately 3,284,300 jobs since the economic expansion began in February 2010. The State’s 112-month employment expansion is the second-longest on record behind the 113-month long expansion of the 1960’s.

Geography. California’s geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. Starting in October 2018 a series of wildfires burned across northern and southern California resulting in over $3.5 billion in damages. The 2018 wildfire season was the most destructive in California history. Similarly, beginning in September 2017, and during October 2007, a series of wildfires burned across northern and southern California, in each case forcing approximately 1 million evacuations and causing significant damage in multiple counties. In August 2014, a major earthquake struck the Napa Valley area, causing significant damage in a three county area. The possibility exists that other such earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.

States of Emergency. On July 4, 2019, and July 6, 2019, Governor Gavin Newsom declared states of emergency for Kern County and San Bernardino County following two earthquakes that caused significant damage to critical infrastructure, including roads, water lines, and gas lines, resulting in multiple structural fires. On February 21, 2019 and February 28, 2019, Governor Gavin Newsom declared states of emergency for 26 counties across the state due to severe winter storms that caused dangerous flooding, mudslides and damage to critical infrastructure. It is presently unclear what amount of damage the 2018 wildfires and the 2019 earthquakes have caused and an actual estimate of the impact on the State’s economy is not possible, however, the overall cost of the repairs, clean-up, and resulting loss of revenue could be substantial.

As of November 13, 2018, Governor Gavin Newsom declared multiple States of Emergency in Los Angeles County, Ventura County, and Butte County due the effects of wildfires. Similarly, as of August 22, 2018, the Governor declared at least 5 states of emergency relating to various wildfires affecting multiple counties in the State, including San Diego County, Orange County, Riverside County, Shasta County, and Lake County.

In 2017, the Governor declared at least five states of emergency with respect to various counties affected by wildfires, including Modoc County, Butte County, Los Angeles County, Madera County, Mariposa County, and Tulare County. While it is unclear what amount of damage the 2018 wildfires will cause, the damage caused by the 2017 wildfires is expected to exceed $2.5 billion; however, the actual impact of the fires on the State’s economy is impossible to estimate, since the overall cost of the clean-up, repair and resulting loss of revenue could be significantly more substantial than estimated.

On January 23, 2017, the Governor declared a statewide state of emergency to bolster the State’s response to widespread and severe flooding in multiple counties in California. The actual impact of the flooding on the State’s economy is impossible to estimate, however, the overall cost of the clean-up, repair and resulting loss of revenue could be substantial.

On May 20, 2015, the Governor declared a state of emergency for Santa Barbara County due to the effects of an oil spill. The spill was the result of a pipeline rupture that caused the release of more than 100,000 gallons of oil and other potentially hazardous substances into the Pacific Ocean near Refugio State Beach. In his proclamation of a state of emergency, the Governor acknowledged that local governments and businesses along the Santa Barbara County coast will suffer long-term impacts from the spill. The actual impact of the spill on the State’s economy is impossible to estimate, however, the overall cost of the clean-up, long-term environmental damage and resulting loss of revenue could be substantial.

State Budgets

Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by June 15 of the preceding fiscal year. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.

California receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax and corporate tax (which collectively constitute more than 90% of General Fund revenues and transfers). During the economic downturn, historic revenue shortfalls resulted in multi-billion dollar budget deficits for consecutive fiscal years and severe cash shortages in California. During the 2011-12 and 2012-13 fiscal years, the State budget addressed approximately $20 billion in annual deficits through a combination of significant spending cuts, temporary tax increases, borrowing, and other budgetary measures. While the State has continued to face fiscal pressure from deferred budgetary obligations accumulated over the prior decade, primarily to schools and local governments (the so-called “Wall of Debt”), and unfunded liabilities associated with the State employee retirement systems and state retiree health benefits, the State projects that the budget will be balanced in an ongoing manner. However, unanticipated or rising costs, revenue shortfalls or the State’s inability to enact or effectively realize budget solutions may adversely affect California’s fiscal outlook and cause the State to face acute long-term challenges and budget deficits.

Current Budget. The California State Budget for the 2019-20 fiscal year (the “2019 Budget Act”) was passed by the State Legislature and signed by the Governor on June 27, 2019. The 2019 Budget Act projected General Fund revenues and transfers in fiscal year 2019-20 of $150.5 billion (including $6.8 billion balance carried over from the 2018-19 fiscal year) and authorized General Fund expenditures of $147.8 billion for the fiscal year ended June 2020. The 2019 Budget Act allocates $14.8 billion to build budgetary resiliency and pay down the State’s unfunded liabilities, including $4.5 billion to eliminate debts and deferrals, a$5.5 billion to build reserves, and $4.3 billion to pay down unfunded retirement liabilities.

2018-19 Budget. The California State Budget for the year 2018-2019 (the “2018 Budget Act”) was passed by the State Legislature and signed by the Governor on June 24, 2018. The 2018 Budget Act projected General Fund revenues and transfers in fiscal year 2018-19 of $133.3 billion and authorized General Fund expenditures of $129.8 billion for the fiscal year ended June 30, 2019.

It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Constraints on the Budget Process. Constitutional amendments approved by voters affect the budget process. These include Proposition 58, approved in 2004 and amended by voters effective as of the 2015-16 fiscal year, which requires the State to enact a balanced budget, establish a special rainy day fund in the General Fund and restrict future borrowing to cover budget deficits; and Proposition 25, approved by voters in 2010, which decreased the vote required for the Legislature to adopt a final budget from a two-thirds majority vote to a simple majority vote. Proposition 25 retained the two-thirds vote requirement for taxes. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the economic downturn from fiscal year 2008-09 to fiscal year 2010-11, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, July 1, 2009, January 8, 2010, July 28, 2010, November 11, 2010 and January 20, 2011, and called five special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State’s liquidity problems.

Proposition 58 (adopted as section 20 of article XVI of the State’s Constitution) also requires 3% of estimated annual General Fund revenues to be transferred by the Controller into a rainy day fund (the Budget Stabilization Account) no later than September 30 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor issued such an executive order for each fiscal year from 2008-09 through 2013-14. The 2018 Budget Act includes deposits of approximately $4.4 billion, including a $2.6 billion optional deposit in addition to the deposit required under the constitution, such that by the end of the 2018-19 fiscal year, the Budget Stabilization Account, which at the end of the 2017-18 fiscal year had a balance of approximately $9.4 billion, will have reached its maximum level of $13.8 billion (10 percent of the General Fund tax revenues).

Commencing in the 2015-16 fiscal year, Proposition 2 approved by voters in the November 2014 general election amends Proposition 58 to require 1.5% of estimated annual General Fund revenues and an additional specified portion of General Fund revenues attributable to personal income taxes on net capital gains to be transferred by the Controller into the Budget Stabilization Account no later than October 1 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches 10% of the estimated General Fund revenues for that fiscal year. From the 2015-16 fiscal year until the 2029-30 fiscal year, half of the General Fund revenues which would be transferrable to the Budget Stabilization Account will be used to repay deferred budgetary obligations, including unfunded state pension plan obligations and outstanding economic recovery bonds As a result of the amendment under Proposition 2, the annual transfers may only be suspended or reduced by a bill passed by the Legislature in response to the Governor’s proclamation of a budget emergency and withdrawals from the Budget Stabilization Account during budget emergencies are subject to limitations.

Proposition 58 prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Proposition 2 also creates a Public School System Stabilization Account for the support of California school districts and community college districts. General Fund revenues attributable to personal income taxes on net capital gains in excess of the specified portion dedicated to the Budget Stabilization Account are required to be transferred by the Controller to the Public School System Stabilization Account. Under current projections, Proposition 2 will result in $7.1 billion in savings and $5.5 billion in additional reductions of debt and liabilities in its first four years of operation.

Minimum Wage Increase. On April 4, 2016, the Governor signed SB 3, which gradually increases the minimum wage in California (currently $12.00 per hour) to $15 per hour by 2023 (at the earliest) for all businesses in the State. The Department of Finance estimates increased General Fund costs of up to $3.6 billion per fiscal year upon full implementation. SB 3 includes provisions that allow the State to pause a scheduled increase in the minimum wage if certain economic and/or budget conditions occur. Consequently, the timing of full implementation will depend on any such pauses.

State Indebtedness

General Obligation Bonds and Revenue Bonds. As of July 1, 2019, the State had approximately $72.7 billion aggregate principal of outstanding long-term general obligation bonds. The current estimate of the interest to be paid on the principal amount outstanding is approximately $53.71 billion. As of July 1, 2019, general obligation bond authorizations of approximately $35.5 billion remained unissued.

Ratings. As of August 8, 2019 the State’s general obligation bonds were rated Aa3 by Moody’s, AA- by Standard & Poor’s (“S&P”), and AA- by Fitch Ratings. On August 12, 2016, Fitch Ratings raised California’s general obligation bond rating from A+ to AA-, stating that the upgrade reflected a combination of positive credit developments for the State. Fitch specifically stated that California is fundamentally better positioned to withstand a future economic downturn than has been the case in prior recessions due to numerous institutional improvements. On July 2, 2015, S&P raised California’s general obligation bond rating from A+ to AA-, citing the enactment of the 2015 Budget Act as marking improved fiscal sustainability. On June 25, 2014, Moody’s upgraded California’s general obligation bond rating from A1 to Aa3, citing the State’s “rapidly improving financial position, high but declining debt metrics, adjusted net pension liability ratios that are close to the State median, strong liquidity, and robust employment growth.” On February 25, 2015, Fitch Ratings upgraded California’s general obligation bond rating from A to A+ citing the State’s “continued improvement in its fundamental fiscal position, institutionalized changes to its fiscal operations, and its ongoing economic and revenue recovery as contributing to an improved financial position and enhancing the State’s ability to address future fiscal challenges.” The ratings agencies continue to monitor the State’s budget outlook closely to determine whether to alter the ratings. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch Ratings will change such ratings in the future.

Infrastructure Planning. In 2018, the Governor released the updated “California Five-Year Infrastructure Plan” (the “Infrastructure Plan”), which is the statewide infrastructure plan provided by the Governor to the California Legislature. The Infrastructure Plan evaluates the State’s infrastructure needs in the overall context of available funding sources. The vast majority of the funding proposed in the Infrastructure Plan is dedicated to the State’s transportation system— (approximately $55.5 billion which equates to more than 93 percent of funding). This reflects the sheer size of the system, the State’s commitment to building the first high-speed rail system in the United States, and a funding plan to enhance the maintenance of the State’s roads and highways as a result of new revenues that were authorized in SB 1. The Infrastructure Plan continues implementation of the Water Quality, Supply, and Infrastructure Improvement Act of 2014 (Proposition 1) to help address many goals of the Water Action Plan. In addition to transportation, the Infrastructure Plan specifically addresses the infrastructure challenges for the K-12 and higher education systems. There is increased investment in the State parks, and in facilities that support the State’s courts, the California Conservation Corps, and the California Department of Veterans Affairs, among others.

The 2018 Infrastructure Plan reflects the Governor’s proposal for investing $61 billion in state infrastructure over the next five years, including $8.6 billion proposed in the 2018 Budget Act. This includes $1 billion General Fund, $12 billion from various special funds, $4 billion from non-governmental cost funds (including lease revenue bond funds), $848 million from general obligation bond funds, $24.4 billion from federal funds, $3.6 billion from reimbursements and other governmental cost funds, and $15.5 billion from high-speed rail funds. The Infrastructure Plan does not reflect additional funds that will be available for infrastructure spending as required under Proposition 2 once the State Rainy Day Fund reaches its constitutional limit. Expenditures of those funds will be addressed in the future.

On June 16, 2015, the Governor called a special legislative session to consider funding improved maintenance of roads, highways and other infrastructure. The proposals from the special legislative session, including a $3.6 billion annual increase for state and local transportation infrastructure programs, are generally reflected in the 2017 Governor’s Budget. In April 2017, the California Legislature passed a $52 billion transportation package that will focus on fixing the State’s roads, highways, bridges, and certain transit facilities. The legislation aims to raise the funds through, among other things, a 12 cent gas tax and increased vehicle registration fees. The legislature is considering other legislation to enact permanent and sustainable funding to maintain and repair the State’s transportation and critical infrastructure, improve the State’s key trade corridors and complement local infrastructure efforts.

The 2014 Budget Act passed by the State Legislature and signed by the Governor on June 20, 2014, permanently allocated 60% of future cap and trade auction proceeds to support sustainable communities, public transit, and the high-speed railway project. Consistent with the 2014 Budget Act, the 2017 Governor’s Budget allocates 60% of cap and trade revenues to support sustainable communities, public transit, and the high-speed railway project.

In January 2014, the administration released a Water Action Plan to address water challenges facing California through the 2018-19 fiscal year, including limited and uncertain water supplies, poor-quality surface water and groundwater, impaired ecosystems and high flood risk. In addition to the Water Action Plan, in the November 2014 general election, voters authorized the State to issue $7.5 billion in general obligation bonds for state water supply infrastructure projects, such as public water system improvements, surface and groundwater storage, advanced water treatment technology, drought relief, emergency water supplies, and ecosystem and watershed protection and restoration. The 2015 Budget Act proposed spending $1.5 billion over the next three years and the 2016 Governor’s Budget featured $635 million in increased spending on projects to improve safe drinking water, water recycling, wastewater treatment projects, storm water management, groundwater sustainability, and to prevent groundwater contamination.

In March 2015, the Governor signed legislation providing $1.06 billion in funds for flood protection projects and projects to improve access to water supplies. The funding package includes $267 million for drinking water and recycling projects, $53 million to provide immediate assistance to communities facing water supply issues and $26 million to help the State deal with drought related environmental issues. In February 2017, the Governor announced a $437 million proposal to accelerate implementation of existing plans to fund infrastructure needs relating to water and flood control. Of the $437 million, $387 million would go primarily to providing new flood protection the Central Valley and the Sacramento-San Joaquin River Delta, two areas greatly impacted by severe flooding in the first quarter of 2017. The Governor’s proposal requires legislative approval. As of December 31, 2016, the third year since the implementation of the Water Action Plan, the State has invested hundreds of millions of dollars in local projects that recycle water, improve farm irrigation water efficiency, capture storm water, and otherwise safeguard and protect water supplies. The State also created a five-agency framework for moving California beyond emergency, one-size-fits-all drought restrictions on water to permanent water-use efficiency standards in a way that accounts for local conditions and demographics. In addition, the State has launched dozens of habitat restoration projects around the State, including the largest tidal wetlands restoration project in the Sacramento-San Joaquin Delta.

Under certain circumstances, the State also provides infrastructure funding assistance to local governments and the private sector such as for schools and local transportation programs, water projects, housing developments, and hospitals.

Deferred Obligations. As part of the budget solutions in fiscal years during the recession, the State repeatedly deferred payment of certain General Fund obligations (including Proposition 98 payments to schools, Medi-Cal reimbursements, state payrolls and payments to the State pension fund) and approved the sale of economic recovery bonds, interfund borrowing and loans from state and local governments. As a result of these short-term budget-balancing actions, the General Fund is obligated to repay or make reimbursements in future years. The

State’s enacted budgets for fiscal years 2012-13, 2013-14, 2014-15, and 2015-16 reduced these repayment obligations from $34.2 billion to $14.9 billion. The 2016 Governor’s Act proposed further reductions in California’s deferred obligations and projected that all outstanding budgetary deferrals and borrowing of the State will be repaid by the end of the 2018-19 fiscal year.

State Pension Funds. The two main State pension funds, the California Public Employees’ Retirement System (“CalPERS”) and CalSTRS, currently have substantial unfunded liabilities ($59 billion for CalPERS and $104 billion for CalSTRS, approximately one-third of which is considered the State’s share). For fiscal year 2018-19, the annually-required General Fund pension contributions to CalPERS and CalSTRS are estimated to be approximately $3.6 billion and $3.1 billion, respectively. General Fund pension contributions to CalPERS and CalSTERS are estimated in the 2019-20 Governor’s Budget to be approximately $3.9 billion and $3.3 billion, respectively. The 2019-20 Governor’s Budget also proposes multiple supplemental pension payments be made to CalPERS and CalSTERS. One proposal is a $3 billion General Fund supplemental pension payment to CaLPERS using higher-than-anticipated fiscal year 2018-19 General Fund balance identified in the 2019-20 Governor’s Budget. Based on CalPERS actuarial assumptions, this supplemental pension payment is estimated to result in total savings of approximately $7.2 billion over the next three decades. The second proposal is $3 billion in General Fund supplemental pension payments to CalSTRS in fiscal year 2018-19 on behalf of CalSTRS employers. Of this amount, approximately $2.3 billion will allocated in fiscal year 2018-19 towards the CalSTRS employers’ share of the unfunded liability. A third option is a $1.1 billion supplemental pension payment in fiscal year 2019-20 towards the State’s share of the unfunded liability.

The State also made a one-time $6 billion supplemental pension payment to CalPERS in fiscal year 2017-18 that is estimated to save a net $4.8 billion in required pension contributions over the next two decades. This supplemental pension payment was made in three equal installments; the third and final installment paid on April 17, 2018. The additional payment was funded through an internal cash loan; the General Fund share of the repayment over the expected term of the loan (approximately $3.4 billion) will be repaid through expected future Proposition 2 debt repayments. The remaining balance is to be repaid from special funds that contribute to CalPERS and will benefit from this loan. According to the State, the supplemental payment is necessary to mitigate the impact of increasing pension contributions due in part to the CalPERS Board’s recent action to lower its assumed investment rate of return from 7.5 percent to 7 percent. The 2014 Governor’s Budget enacted a plan to eliminate CalSTRS’ current unfunded liability by the 2045-46 fiscal year by increasing the mandatory contributions by the State, teachers and school districts. Changes to legislation and changes in actuarial assumptions and funding methodologies are also expected to result in significant annual increases in the amount the State is required to pay from the General Fund. The actual amount of such increases will depend on a variety of factors, including but not limited to, investment returns, actuarial assumptions, and retirement benefit adjustments.

The State also provides retiree health care and dental benefits (“OPEB”) to retired state employees, their spouses, and dependents (where applicable), and almost exclusively utilizes a

“pay-as-you-go” funding policy. The Actuarial Accrued Liability relating to OPEB is estimated to be $91.51 billion as of June 30, 2017 (virtually all unfunded) as compared to $76.68 billion as of June 30, 2016. In 2015, the State initiated a comprehensive strategy to eliminate the unfunded OPEB liability over approximately 30 years with increased prefunding contributions shared equally between state employers and employees. Through the collective bargaining process, the State has successfully pursued the prefunding strategy, as well as cost saving changes to retiree health benefits for new employees.

On September 12, 2012, the State adopted the Public Employees’ Pension Reform Act of 2013 which reduces pension benefits for newly-hired CalPERS employees, encourages later retirement and caps compensation in calculating pension benefits for higher-income employees. In a preliminary actuarial analysis, CalPERS estimated that the reform legislation will reduce costs to the State by $10.3 billion to $12.6 billion over the next 30 years.

Medi-Cal and Health Care Reform. California continues implementation of the federal Affordable Care Act (ACA). Since 2011-12, Medi-Cal spending has more than doubled. Compared to the 2011 Budget, total program costs increased from $43.3 billion ($14.7 billion General Fund), to $104.4 billion ($23 billion General Fund) in the 2018 Budget Act. These changes reflect a significant expansion in the number of individuals receiving coverage through Medi-Cal and the Children’s Health Insurance Program (CHIP) from 8.5 million to 13.3 million. Caseload for the Affordable Care Act (ACA) Optional Expansion population is anticipated to cover approximately 3.8 million individuals in 2019-20. In addition, 1.4 million people are expected to receive medical coverage through Covered California in 2018-19. Consequently, California has reduced the uninsured share of its population to less than ten percent.

The optional expansion of Medi-Cal extended eligibility to adults without children, and parent and caretaker relatives with incomes up to 138 percent of the federal poverty level. The 2018 Budget Act projects that the State will spend approximately $18.7 billion ($1.7 billion General Fund) on the ACA Option Expansion population in 2018-19. The federal government paid nearly 100 percent of the costs of this expansion for the first three years. As of January 1, 2017, California is responsible for 5 percent of these costs with California’s contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10 percent of the total costs. By fiscal year 2020-21, the General Fund share for the optional expansion is projected to be $2.4 billion

The net impact of the health care reform on the State’s budget will depend on a number of factors, including levels of individual and employer participation and any changes in the federal matching rate and insurance premiums. Actual costs could differ materially as the Affordable Care Act is implemented and as the California Legislature realigns responsibility for certain health care and long-term care programs between the State and local governments.

Local Government. The primary units of local government in California are the counties, which vary significantly in size and population. There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. The 2011 Budget Act instituted a major realignment of responsibility for public safety programs from the State to local governments, including certain criminal justice programs, mental health services, substance abuse treatment, child and elderly welfare programs and the California Work Opportunity and Responsibility to Kids (CalWORKs). With the implementation of the federal Affordable Care Act, counties have experienced significant savings in their indigent healthcare programs as participants have continued to enroll in the State’s expanded Medi-Cal program. In recognition of this shift in responsibility for indigent healthcare, the 2013 Budget Act established a mechanism to redirect a portion of each county’s cost savings to benefit the State.

Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities.

Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Proposition 1A, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and vehicle licensing revenues. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Proposition 22, enacted by the Legislature and approved by the voters in November 2010, supersedes Proposition 1A and prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

Constitutional and Legislative Factors. Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State’s initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State’s ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds held in the underlying closed-end funds in the portfolio of the California Series.

Effect of other State Laws on Bond Obligations. Some of the California municipal securities held by the underlying closed-end funds of the California Series may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

People of the State of California v. California Department of Water Resources, Butte County Superior Court. The California Department of Water Resources (the “Department”) administers the State Water Project, which encompasses a complex of dams, reservoirs, pumping facilities, power plants, aqueducts and pipelines owned and operated by the State, including a dam at Lake Oroville. The State Water Project provides water to twenty-nine public agencies, and the Department is compensated by those agencies, under contracts with the Department. On February 7, 2017, erosion was discovered on the lower portion of the main spillway at Lake Oroville. With severe winter storms, releases down the damaged main spillway were unable to prevent the reservoir from overtopping. Water flowed down the emergency spillway, triggering the evacuation of more than 180,000 people downstream of Lake Oroville on February 11, 2017. Several lawsuits have been filed on behalf of individuals, businesses and public agencies, against the Department of Water Resources, asserting damages arising out of these events, including alleged damage to property, business losses, and relocation expenses. Additional lawsuits may be filed. In addition, the Butte County District Attorney seeks to impose up to $51 billion in civil penalties upon the Department for allegedly violating California Fish & Game Code Section 5650, which regulates the deposit into state waters of materials deleterious to fish and other plant and animals. (People of the State of California v. California Department of Water Resources, Butte County Superior Court, Case No. 18CV00415). At this time, it is unknown what future net financial impact this litigation may have on the State’s General Fund.

Two cases seeking to proceed as class actions (Bakersfield Mall LLC v. Franchise Tax Board and CA-Centerside II, LLC v. Franchise Tax Board) challenge the fee imposed by the California tax code upon limited liability companies registered in California, alleging discrimination against interstate commerce, violation the U.S. and California Constitutions, improper exercise of the State’s police powers, and misapplication by the Franchise Tax Board. The cases were coordinated for hearing as the Franchise Tax Board LLC Tax Refund Cases and subsequently denied class certification by a coordination trial judge. The plaintiffs appealed the order to the Court of Appeal, First Appellate District. Oral Arguments are scheduled for June 26, 2018. If the trial court order is reversed and the plaintiffs prevail on the merits on behalf of themselves and the purported classes, the potential refunds could total $1.2 billion.

Two pending cases challenge the State’s right to require interstate unitary businesses to report their income on a combined basis while allowing intrastate unitary businesses to report the income of each business entity on a separate basis. Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board challenge the constitutionality of Revenue and Taxation Code Section 25101.15, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis. The trial court in Harley Davidson ruled on the parties’ cross-motions for summary judgment, granting the Board’s motion and denying plaintiff’s motion. Plaintiff filed a notice of appeal. In each of these matters, plaintiff proposed an alternative method of calculating tax, which the Board estimated would have a possible one-time fiscal impact on corporate tax revenue of $5 billion and $1.5 billion annually thereafter. The Board argued the proposed method is unsupported by existing law. At the trial of the Abercrombie matter, the court granted the Board’s motion for judgment in its favor at the close of plaintiff’s presentation of its evidence. Plaintiff filed a notice of appeal. At this time, it is unknown what future fiscal impact a potential adverse final ruling on the merits would actually have on corporation taxes (including potential rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which would pay the tax and how taxation on those companies would change as a result of an adverse ruling. However, the fiscal impact could be significant.

A pending case challenges the validity of a Board of Equalization regulation that requires the sales tax on mobile telephones to be based on the full “unbundled” price of the telephone rather than any discounted price that is contingent on a service plan commitment. In Bekkerman et al. v. Board of Equalization, the petitioners seek to invalidate the regulation insofar as it relates to sales in carrier-operated stores. The Petitioners also filed a second class action lawsuit seeking refunds of any excess sales tax paid. Should the court in the first action rule that the regulation is invalid, the second action, Bekkerman et al. v. Board of Equalization, et al. could result in an order requiring sales tax refunds, potentially exceeding $1 billion. The second action was removed to federal court in the United States District Court, Eastern District of California, but the court returned the case to state court. The State court dismissed the defendants from the class action on the basis that the claims were premature. Plaintiffs appealed that ruling and also have amended the complaint in the first action to add a class action claim for sales tax refunds. If plaintiffs are successful in their class action claim, that could result in an order requiring sales tax refunds potentially exceeding $1 billion. Even if plaintiffs are unsuccessful in their appeal and effort to include the class action claim in the first action, they may be able to refile the class action claim against the State at a later date, if they are able to prove in the first action that excess sales tax was paid and other conditions are met.

In Consolidated Suction Dredge Mining Cases (coordinated for hearing in San Bernardino County Superior Court), environmental and mining interests challenge the State’s regulation of suction dredge gold mining. The Legislature placed a moratorium on all suction dredging until certain conditions are met by the Department of Fish and Wildlife. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken. The trial court initially stayed the matters pending a California Supreme Court ruling in a separate pending matter, addressing whether federal law preempts state environmental regulation of suction dredge gold mining. The California Supreme Court issued its decision, holding that federal law does not preempt state regulation, and a petition for writ of certiorari in the United States Supreme Court seeking review of that decision was denied. The trial court dismissed the takings claims that had been pled as a class action, without leave to amend. While an appeal has been filed, named plaintiffs have agreed to a settlement under which the State would pay $475,000, and as a claims bill to appropriate money to pay the settlement has passed the legislature and been signed by the Governor.

In Tos, et al. v. California High-Speed Rail Authority, et al, the plaintiffs seek a declaration that a state law enacted in 2016 is an unconstitutional amendment of the high-speed rail bond act and to prevent the California High-Speed Rail Authority from expending bond proceeds in reliance on the challenged state law. The trial court’ denied plaintiffs’ request for a temporary restraining order and a preliminary injunction. Plaintiffs filed an amended complaint adding a claim challenging the approval of the Authority’s plans for expenditure of bond proceeds by the Director of the Department of Finance. The trial court denied plaintiff’s motion for judgement on the pleadings on the constitutional claim. The decision will not be appealable until final judgement has been entered into the litigation, which cannot be determined at this time.

The federal government authorized $3.5 billion in grants (of which $2.6 billion has been expended) for the Central Valley segment of the high-speed rail project. In the even that the State does not meet the requirement of the grant agreements, such as because a final decision in this matter prevents the use of bond proceeds, and the State is unable to complete the Central Valley segment with other funds or provide other matching funds consistent with the grant agreements, the State may be required to repay the federal grant moneys. As of November 2018, approximately $500 million of state expenditures were pending review by the federal government. If those expenditures are approved in full, the amount of unmatched federal spending will be approximately $1.5 billion.

In a February 9, 2019 letter, the Federal Railroad Administration (“FRA”) stated its preliminary intention to terminate the grant agreement providing $930 million in unexpended funds for the project, listing various purported failures to satisfy obligations under the agreement. In the letter, the FRA states it will consider any timely-provided information showing that those obligations were satisfied before the FRA actually terminates the agreement. The letter also states that the FRA reserves the rights it might have under the grant agreements, including any right it may have to recovery of any federal funds expended. The California High-Speed Rail Authority responded to the FRA’s letter on March 4, 2019.

In Perea, et al. v. Dooley, et al., the plaintiffs filed a petition for writ of mandate and complaint for declaratory and injunctive relief on behalf of several individual Medi-Cal participants, a proposed class of all Medi-Cal participants except for those with dual Medicare coverage, and three organizations. Petitioners contend that access to care under Medi-Cal is inadequate because A-28 reimbursement rates to doctors and clinicians under Medi-Cal are insufficient to attract enough providers, and that this has a disparate impact on Latinos, in violation of California Government Code section 11135 and the California Constitution. Petitioners seek an injunction or writ of mandate requiring defendants to raise Medi-Cal reimbursement rates and improve monitoring to ensure that Latino Medi-Cal enrollees receive the same access to medical care as Medicare beneficiaries and individuals covered by employer-sponsored insurance plans. At this time, it is unknown what future financial impact this litigation may have on the State’s General Fund.

DERIVATIVE INSTRUMENTS

In pursuing its objectives, the Fund may purchase and sell (write) put options and call options on securities, securities indexes and indexes, and may enter into interest rate, and index contracts and purchase and sell options on such futures contracts (“futures options”). These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies.

The Fund also may enter into swap agreements with respect to interest rates, indexes of securities and credit default situation. The Fund may also invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Board determines that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to certain factors, including for example changes in prevailing interest rates, and like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates.

The Fund might not employ any of the strategies described in this section, and no assurance can be given that any strategy used will succeed. If the Fund’s investment adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For the Fund that gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes

The Fund may, to the extent specified herein or in the applicable Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, for example, the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit;. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options, as specified in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Some futures contracts call for making or taking delivery of the underlying securities or commodities, referred to as “physical delivery.” However, these obligations are generally closed out prior to the contractual delivery date by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract that requires physical delivery, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract that requires physical delivery, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

Some futures contracts do not allow physical delivery on the expiration date, but only settlement of daily variation margin. These are referred to as “cash settle contracts.” The Fund that enters into cash settle contracts will maintain 5% of the notional market value of such contracts in liquid assets with its custodian, marked to market daily.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser, in accordance with established procedures, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities. To the extent that the Fund enters into such futures contracts, however, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. As a result, there can be no assurance that an active secondary market will develop or continue to exist for any derivative.

Risks Associated with Commodity Futures Contracts

There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as droughts, floods, weather, livestock diseases, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts.

Options on securities, futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements

The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, total return swaps and credit default and event-linked swaps. The Fund may also enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

Over-the-counter swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard over-the-counter “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counter partners. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. As a matter of operating policy, the aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund’s total assets at the time of purchase.

Consistent with the Fund’s investment objective and general investment polices, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund may enter into over-the-counter and cleared credit default swap agreements. While the structure of a credit default swap depends on the particular swap agreement, a typical credit default structure is as follows. The protection “buyer” in an over-the-counter credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on an underlying reference obligation has occurred. If a credit event of default occurs, the seller generally must pay the buyer the full notional value, or “par value,” of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund (if the buyer) will receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the seller must pay the buyer the full notional value of the swap. Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to over-the-counter credit default swaps, counterparty risk and credit risk.

The Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, to avoid any potential leveraging of the Fund’s portfolio. Generally, the notional amount of any long positions in credit default swaps will be covered by the segregation of assets. However, long and short positions in credit default swaps which reference the same credit, pay/receive the same currency and have the same counterparty may be netted for purposes of the calculation of asset segregation. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. As a matter of operating policy, the Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. Also as a matter of operating policy, the Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 30% of its total assets. If the Fund enters into a swap transaction on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Following the adoption and implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), many categories of swaps (such as interest rate swaps, currency swaps, and swaps on broad-based securities indexes) are commodity interests subject to the jurisdiction of the CFTC. Under the Dodd-Frank Act, swaps are subject to a comprehensive regulatory regime overseen by the CFTC and the SEC. Some aspects of this regime have yet to be finalized, and the overall effect on the Fund remains uncertain. One key aspect of these regulations provides for the centralized clearing of several categories of swap transactions. Centralized clearing may reduce some risks associated with bilateral trading – like counterparty and credit risks – but may present other risks, like risks associated with the failure of the member firm through which swaps are submitted for clearing. Centrally-cleared swap transactions will generally be required to be executed on a designated contract market or a swap execution facility, and the clearing organizations for those transactions may impose initial and variation margin requirements. Swaps that are uncleared may be subject to margin requirements imposed by regulation. A swap counterparty will have certain recordkeeping requirements regarding its swap transactions, and information about those transactions may be required to be reported and made publicly available. These requirements will impose additional costs on entering into swaps, the full scope of which will remain unknown until the regulations are fully implemented. For more information on these requirements, see “Government Regulation of Derivatives,” below.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Fund’s investment adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Government Regulation of Derivatives

Additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is also a possibility of additional future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps, options and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

The Dodd-Frank Act has changed and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many derivatives transactions. The definitions of “swap” and “security-based swap” were finalized by the CFTC and SEC and were effective in October 2012. These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act. For purposes of the Fund’s fundamental policies, all swap agreements and other derivative instruments that were not classified as commodities prior to the adoption of the Dodd-Frank Act are not deemed to be commodities or commodity contracts.

Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many derivative transactions. The CFTC, SEC and other federal regulators have been developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are now becoming subject to new and/or additional regulations, requirements, compliance burdens and associated costs. The law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. Requirements, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In derivative transactions that are now required or permitted to be cleared, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of the clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements can be less favorable to the Fund than OTC arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for OTC derivatives positions. Also, in contrast to an over-the-counter derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Increased margin requirements could also expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. The Fund could also be subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In such cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives transactions on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may be required to indemnify a swap execution facility, or a broker intermediary, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other recent rules and regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are evolving, so their potential impact on the Fund and the financial system are not yet known. While the regulations and central clearing of certain derivatives transactions are designed to reduce systemic risk, there is no assurance that the clearing mechanisms will achieve that result.

Exclusion from Definition of Commodity Pool Operator

Pursuant to amendments by the CFTC to Rule 4.5 under the CEA, the Fund’s investment adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and its investment adviser are therefore not subject to registration or regulation as pool operators under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the investment adviser to manage the Fund, and on the Fund’s performance. If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements, compliance obligations and expenses for the Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, or forward commitment basis.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities (including those rated investment grade), the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased credit spreads and risk of default. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage, energy and emerging markets particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets after the financial downturn that began in 2008 led the U.S. Government and other governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the potential long-term impact of which on the value of securities held by the Fund is still unknown. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

In addition, it is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve recently has reduced its market support activities and has begun raising interest rates. Even so, interest rates remain at historically low levels, and certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Accordingly, the Fund faces a heightened risk that interest rates may rise. The negative impact on fixed income securities from the resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The U.S. Government recently terminated its “quantitative easing” initiatives, whereby it purchased trillions of dollars of distressed assets over the course of several years. The implications of government purchase, ownership and disposition of these assets are unclear, and the existence or winding up such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund’s investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

INCREASING GOVERNMENT DEBT

The total public debt of the United States as a percent of gross domestic product has grown rapidly since the beginning of the financial downturn that began in 2008. Current governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause devaluations of currencies, prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns and contribute to market volatility.

In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.

RATINGS AS INVESTMENT CRITERIA

In general, the ratings of nationally recognized rating services represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings may be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of its advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

LENDING OF PORTFOLIO SECURITIES

To realize additional income, the Fund may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking-to-market daily. The Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Fund’s investment adviser to be of good standing in accordance with standards approved by the Board and will not be made unless, in the judgment of the Fund’s investment adviser, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.

TEMPORARY DEFENSIVE MEASURES

The Fund may establish and maintain reserves when the Fund’s investment adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. The Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.

BORROWING

The Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. To the extent the Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged. The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund. Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

REDEMPTION RISK

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Such events could adversely affect the values of shares held by investors that remain invested in the Fund. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. Redemptions of a large number of shares of the Fund may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund.

Redemption risk is particularly pronounced when a small number of investors owns a substantial portion of the Fund. Certain account holders, including funds or accounts managed by Payden or its respective affiliates, may invest in the Fund and may at times have substantial investments in the Fund. Other institutional investors also may at times have substantial investments in the Fund. As a result, the Fund is subject to the risk that a relatively large redemption or purchase of the Fund’s shares by a large investor could adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Fund’s investment adviser would not ordinarily choose to do so.

MANAGEMENT RISK

The Fund’s investment adviser’s judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund’s portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund’s share price. The Fund’s investment adviser selects investments for the Fund based in part on information and data that the issuers of such securities file with various government agencies or make directly available to the investment adviser or that the investment adviser obtains from other sources. The Fund’s investment adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment adviser relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Fund’s investment adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goals and objectives.

LIQUIDITY RISK MANAGEMENT

In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act requiring, among other things, that the Fund establish a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Effective December 1, 2018, the Fund implemented initial portions of its liquidity risk management program to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s liquidity risk management program administrator to administer such program and will review no less frequently than annually a written report prepared by the administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. Though certain aspects of the liquidity risk management program were implemented effective December 1, 2018, the entire program will take effect on June 1, 2019. Costs associated with complying with the rule could impact the Fund’s performance and its ability to achieve its investment objective.

VALUATION RISK

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ (higher or lower) from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Shareholders who purchase or redeem shares of a Fund on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its net asset value. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

REGULATORY RISK

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd -Frank Act could materially impact the profitability of the Fund and the value of assets they hold, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue their investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Actions by governmental entities may also impact certain instruments in which the Fund invests. For example, certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate determined by the ICE Benchmark Administration, that banks charge one another for the use of short -term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

CYBER SECURITY RISK

As the use of technologies such as mobile devices and web-based (i.e., “cloud”) applications, and dependence on the Internet and the dependence on computer systems to perform necessary business functions becomes more prevalent, the Fund has become potentially more susceptible to operational risks through breaches in cyber security. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by intentional conduct. Cyber security breaches could include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks (i.e., efforts to make network services unavailable to intended users), infection by malicious software, such as malware or computer viruses, gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations, the unauthorized release of confidential information and causing operational disruption. Cyber security breaches of the Fund’s third party service providers can also subject the Fund to many of the same risks associated with direct cyber security breaches. A cyber security incident affecting the Fund, its investment adviser or its service providers could cause disruptions and impact business operations, potentially resulting in financial losses to the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cyber security systems of their third party administrators and other service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

AVERAGE MATURITY AND DURATION CALCULATIONS

Average Maturity

The portfolio average maturity of the Fund will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation. Average life is normally used when trading mortgage-backed securities and asset-backed securities.

Duration

One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security’s cash flows. As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security. Duration is a complex formula that utilizes cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term-to-maturity. As the maturity of the bond extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the term-to-maturity. Thus a 30-year zero coupon bond has a duration of 30 years.

Asset-backed and mortgage-backed securities require a more complex duration calculation. These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity. Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate. Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate. An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios. The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario. The effective duration for a bond with known cash flows is the same as its modified duration.

The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value. Effective duration is a much better indicator of price volatility than term-to-maturity. For example, the term-to-maturity for both a 30-year bond and a 30-year zero coupon security is 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

In order to exercise oversight over the disclosure of information about portfolio securities, the Board has adopted a policy and related procedures with respect to the disclosure of the portfolio holdings of the Fund. You may obtain a listing of the portfolio holdings of the Fund by sending a written request to the Fund at 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. With the exception of certain third-party providers to the Fund, portfolio holdings of the Fund are made available to any person, including without limitation individual investors, institutional investors, intermediaries that distribute the Fund’s shares and rating and ranking organizations, as of a month-end and are released after the following month-end. As an example, a Fund’s portfolio holdings as of January 31 are first made available to any person on March 1.

Employees of the following third-party service providers, whose job responsibilities require them to have access to the Fund’s portfolio holdings on a daily basis, are not subject to the delayed availability policy: the Fund’s investment adviser, fund administrator, fund accountant, custodian, transfer agent, independent registered public accounting firm, outside counsel, and financial printer. Each of these third-party providers requires that their employees maintain the confidentiality of this information and prohibits any trading based on this confidential information.

Neither the Fund, its investment adviser, or any other party receives any compensation in connection with the disclosure of information about portfolio holdings of the Fund. With one exception, there are no ongoing arrangements for any Fund to make available to any person information on a Fund’s portfolio holdings outside the disclosure policy just described. The exception is a Florida governmental investor which requires certain information to permit it to meet certain regulatory accounting requirements in a timely fashion. Finally, the Fund’s Chief Compliance Officer must approve any disclosure of the Fund’s portfolio holdings that is outside the terms of this disclosure policy.

There can be no guarantee that the Fund’s disclosure policy and related procedures will be effective in preventing the misuse of information about portfolio holdings of the Fund by the persons in possession of this information.

MANAGEMENT OF THE P&R TRUST

TRUSTEES AND OFFICERS

The Trustees of the P&R Trust are responsible for the overall management of the nineteen mutual funds of the P&R Trust, including the Fund. These responsibilities include establishing the Funds’ policies, general supervision and review of their investment activities. Massachusetts law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the P&R Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The officers of the P&R Trust, who administer the Funds’ daily operations, are appointed by the Board of Trustees.

Board of Trustees

The current members of the Board of Trustees and their affiliations and principal occupations for the past five years are as set forth below. The Trustees listed as “Independent Trustees” are not “interested persons” of the P&R Trust, as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION WITH P&R TRUST	YEAR FIRST ELECTED AS A TRUSTEE OF P&R TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF P&R TRUST SERIES OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	OTHER RELEVANT EXPERIENCE
Independent Trustees

W.D. Hilton, Jr. 333 South Grand Avenue Los Angeles, CA 90071 Age: 72	Trustee	1993	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All (19)	None	Bank board experience Executive management (CFO) experience Board service for charitable/ educational/nonprofit organizations

Thomas V. McKernan 333 South Grand Avenue Los Angeles, CA 90071 Age: 74	Trustee	1993	Chairman, Automobile Club of Southern California	All (19)	None	Executive management (CFO) experience Board service for charitable/ educational/nonprofit organizations MBA

Rosemarie T. Nassif 333 South Grand Avenue Los Angeles, CA 90071 Age: 77	Trustee	2008	President Emerita, Holy Names University, Oakland; Program Director, Conrad Hilton Foundation	All (19)	None	Bank board experience Board service for charitable/ educational/nonprofit organizations

Andrew J. Policano 333 South Grand Avenue Los Angeles, CA 90071 Age: 69	Trustee	2008	Dean Emeritus, Dean’s Leadership Circle and Professor, The Paul Merage School of Business, at the University of California Irvine	All (19)	Director, Badger Meter, Inc. (flow measurement and manufacturer); Director, Rockwell	Published research — finance & economics Board service for charitable/ educational/nonprofit organizations

NAME, ADDRESS AND AGE	POSITION WITH P&R TRUST	YEAR FIRST ELECTED AS A TRUSTEE OF P&R TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF P&R TRUST SERIES OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	OTHER RELEVANT EXPERIENCE

					Collins (aerospace and communications company)	Ph.D. — Economics

Dennis C. Poulsen 333 South Grand Avenue Los Angeles, CA 90071 Age: 76	Trustee	1992	Chairman of the Advisory Board, Rose Hills Company (mortuary and cemetery)	All (19)		Executive management (CEO) experience Board service for charitable/ educational/nonprofit organizations J.D.

Stender E. Sweeney 333 South Grand Avenue Los Angeles, CA 90071 Age: 79	Trustee	1992	Private Investor	All (19)	Director, Avis Budget Group, Inc. (car rental company)	Corporate board experience (audit chair) Executive management (CFO) experience Board service for charitable/ educational/nonprofit organizations MBA

Interested Trustees*

Joan A. Payden 333 South Grand Avenue Los Angeles, CA 90071 Age: 87	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel	All (19)

Michael E. Salvay 333 South Grand Avenue Los Angeles, CA 90071 Age: 57	Trustee	2009	Managing Principal, Payden & Rygel	All (19)

James P. Sarni 333 South Grand Avenue Los Angeles, CA 90071 Age: 58	Trustee	2017	Managing Principal and Director, Payden & Rygel	All (19)

(*) “Interested	persons” of the P&R Trust by virtue of their affiliation with Payden.

Information Concerning the Board

The Role of the Board.  The Board provides oversight of the management and operations of all nineteen Funds including the Fund. Like all mutual funds, the day-to-day responsibility for the management and operation of the funds is the responsibility of various service providers to the funds, such as the funds’ investment advisers, distributor, administrator, custodian and transfer agent. The Board approves all significant agreements between the funds and their service providers. The Board has appointed various senior individuals of an adviser to the funds to serve as officers of the P&R Trust, with responsibility to monitor and report to the Board on the day-to-day operations of the funds. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the operations of each of the funds. The Board has appointed a Chief Compliance Officer who administers the compliance program for the funds and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal board meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations of the various funds. From time to time, one or more members of the Board may also meet with P&R Trust officers in less formal settings, between formal board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee of the P&R Trust is one of oversight and not of management of the day-to-day affairs of the funds and its oversight role does not make the Board a guarantor of the investments, operations or activities of the various funds.

Board Leadership Structure.  The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Liquidity and Valuation Committee and a Governance Committee, which are discussed in greater detail below under “Board Committees.” Sixty-six and two-thirds percent of the members of the Board are Independent Trustees. The members of each of the Audit Committee and the Governance Committee are all Independent Trustees. The Chairman of the Board is also the President and Chief Executive Officer (“CEO”) of Payden. The Board has not appointed a lead Independent Trustee. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the CEO of Payden, can provide valuable input based on her tenure with Payden and experience in the types of securities in which the funds invest. The Board has also determined that the structure, function and composition of its three board committees are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management.  As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee supports the Board’s oversight of risk management in a variety of ways, including (i) meeting with the Funds’ Treasurer and with the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002, and (ii) reporting to the Board as to these and other matters. Similarly, the Pricing Committee supports the Board’s oversight of risk management in the context of the pricing of securities and any potential impact on the net asset value for the various Funds.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills.  The Governance Committee of the Board and the Board itself select Independent Trustees with a view toward constituting a board of trustees that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of each of the service providers to each of the Funds, to decide upon matters of general policy and to represent the long-term interests of the shareholders of each of the Funds. In doing so, the Governance Committee and the Board consider the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The Board seeks Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure of the P&R Trust, and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

As indicated in the chart above, each Independent Trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which each Independent Trustee draws in connection with his or her service, the chart summarizes key experience for each Independent Trustee. These references to the qualifications, attributes and skills of the Independent Trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Board as a whole. Notwithstanding the accomplishments listed, none of the Independent Trustees is considered an “expert” within the meaning of the Federal securities laws with respect to information in the registration statement for the Funds.

Interested Trustees have similar qualifications, skills and attributes as the Independent Trustees. Interested Trustees serve as senior officers of Payden or its affiliates. This management role with the service providers to the Funds also permits them to make a significant contribution to the Board.

Board Committees

The Board has established three standing committees — an Audit Committee, a Pricing Committee and a Governance Committee. The functions performed by each of these committees are described below. Each current Trustee of the P&R Trust attended 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during the fiscal year ended October 31, 2018. The full Board met four times during the fiscal year ended October 31, 2018.

Audit Committee.  Each Independent Trustee is a member of the P&R Trust’s Audit Committee. The principal responsibilities of the Audit Committee are to: (i) oversee the P&R Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the P&R Trust’s financial statements and the independent audit thereof; (iii) act as a liaison between the P&R Trust’s independent registered public accounting firm and the full Board; (iv) oversee the selection of independent counsel and monitor its continued performance; (v) develop and recommend to the Board for its approval, an annual board self-assessment process; and (vi) receive reports from its members as to matters of regulatory news, industry developments or matters of interest learned through such member’s participation in industry forums, conferences or other programs in the nature of continuing education. Thomas V. McKernan, an Independent Trustee, is Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended October 31, 2018.

Pricing Committee.  The Pricing Committee’s principal function is to generally oversee the P&R Trust’s pricing policies and procedures for securities in which the Funds invest as applied on a day-to-day basis by the P&R Trust’s management and the Funds’ investment advisers. The Pricing Committee is also responsible for recommending changes in these policies and procedures for adoption by the Board. W.D. Hilton, Jr., Michael E. Salvay and James P. Sarni are the Trustee members of the Pricing Committee, and W.D. Hilton, Jr. is Chairman of the Pricing Committee. The Pricing Committee held four meetings during the fiscal year ended October 31, 2018.

Governance Committee.  The Governance Committee is responsible for the identification and evaluation of possible candidates to serve as Trustees of the P&R Trust. Each Independent Trustee is a member of the Governance Committee. Thomas V. McKernan is Chairman of the Governance Committee. The Governance Committee met once during the fiscal year ended October 31, 2018. Shareholders may recommend names of Trustee candidates to the Governance Committee by written submission to: The Payden & Rygel Investment Group, Attention: Edward Garlock, Secretary, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

Governance Committee Considerations for Independent Trustees of the P&R Trust. The Governance Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates under the requirements of the 1940 Act. The Governance Committee believes that the significance of each nominee’s experience, qualifications, attributes or skills is particular to that individual, meaning there is no single litmus test of these matters, and that board effectiveness is best evaluated at the group level, not at the individual trustee level. As a result, the Governance Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a trustee of the P&R Trust. When evaluating candidates for a position on the Board, the Governance Committee considers the potential impact of the candidate, along with his or her particular experiences, on the Board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Governance Committee’s view as to the candidate. In assessing these matters, the Governance Committee typically considers the following minimum criteria: (i) the candidate’s experience as a director or senior officer of public companies or other fund complexes; (ii) the candidate’s educational background; (iii) the candidate’s reputation for high ethical standards and personal and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee under the requirements of the 1940 Act, the candidate’s independence from the Funds’ service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Trustee Compensation. For the fiscal year ended October 31, 2018, each Independent Trustee received an annual retainer of $75,000, plus $7,000 for each in-person Board meeting, $2,500 for each telephonic Board meeting, $3,000 for each in-person Committee meeting and $1,500 for each telephonic Committee meeting, and reimbursement of related expenses. The chairman of any Board committee received an annual retainer of $8,000 in addition to the annual retainer received by all Independent Trustees. The following table sets forth the aggregate compensation paid by the P&R Trust for the fiscal year ended October 31, 2018 to the Trustees who are not affiliated with Payden or Payden/Kravitz and the aggregate compensation paid to such Trustees for services on the Board. The P&R Trust does not maintain a retirement plan for its Trustees.

NAME	AGGREGATE COMPENSATION FROM P&R TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF P&R TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM P&R TRUST AND P&R TRUST COMPLEX PAID TO TRUSTEE
W.D. Hilton, Jr.	$138,000	None	N/A	$138,000
Thomas V. McKernan	$134,000	None	N/A	$134,000
Rosemarie T. Nassif	$118,000	None	N/A	$118,000
Andrew J. Policano	$118,000	None	N/A	$118,000
Dennis C. Poulsen	$118,000	None	N/A	$118,000
Stender E. Sweeney	$118,000	None	N/A	$118,000

P&R Trust Fund Shares of the Payden California Municipal Social Impact Fund Owned by Trustees as of December 31, 2018

NAME	DOLLAR RANGE OF FUND SHARES OWNED	AGGREGATE DOLLAR RANGE OF SHARES OWNED IN ALL P&R TRUST FUNDS
Indpendent Trustees
W.D. Hilton, Jr
Thomas V. McKernan		Over $100,000
Payden California Municipal Social Impact Fund	Over $100,000
Rosemarie T. Nassif

NAME	DOLLAR RANGE OF FUND SHARES OWNED	AGGREGATE DOLLAR RANGE OF SHARES OWNED IN ALL P&R TRUST FUNDS
Andrew J. Policano
Dennis C. Poulsen
Stender E. Sweeney		$50,001 - $100,000
Payden California Municipal Social Impact Fund	$50,001 - $100,000
Interested Trustees
Joan A. Payden		Over $100,000
Payden California Municipal Social Impact Fund	Over $100,000
Michael E. Salvay		Over $1 - $10,000
Payden California Municipal Social Impact Fund	$1 - $10,000
James P. Sarni	None

Officers

The current officers of the P&R Trust who perform policy-making functions and their affiliations and principal occupations for the past five years are as set forth below.

NAME, ADDRESS AND AGE	POSITION WITH P&R TRUST	YEAR FIRST ELECTED AS AN OFFICER OF P&R TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joan A. Payden 333 South Grand Avenue Los Angeles, CA 90071 Age: 87	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel

Brian W. Matthews 333 South Grand Avenue Los Angeles, CA 90071 Age: 58	Vice President and Chief Financial Officer	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti 333 South Grand Avenue Los Angeles, CA 90071 Age: 63	Vice President	1997	Principal, Mutual Fund Operations, Payden & Rygel

NAME, ADDRESS AND AGE	POSITION WITH P&R TRUST	YEAR FIRST ELECTED AS AN OFFICER OF P&R TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Bradley F. Hersh 333 South Grand Avenue Los Angeles, CA 90071 Age: 50	Vice President and Treasurer	1998	Principal and Treasurer, Payden & Rygel

Sandi A. Brents 333 South Grand Avenue Los Angeles, CA 90071 Age: 48	Vice President and Chief Compliance Officer	2016	Vice President, Risk Management, Payden & Rygel

Edward S. Garlock 333 South Grand Avenue Los Angeles, CA 90071 Age: 68	Secretary	1997	Managing Principal, General Counsel, Chief Compliance Officer and Director, Payden & Rygel

Codes of Ethics

Each of the P&R Trust, Payden and Payden & Rygel Distributors, the Fund’s distributor, has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code of Ethics permits applicable personnel subject to the particular Code of Ethics to invest in securities, including under certain circumstances securities that may be purchased or held by the Funds of the P&R Trust.

Proxy Voting Policies and Procedures

The Board adopted the P&R Trust’s “Proxy Voting Policy and Procedures” (“P&R Trust Proxy Policy”), pursuant to which it delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to Payden as part of Payden’s general investment management responsibilities, subject to the continuing oversight of the Board. Under the P&R Trust Proxy Policy, Payden shall present to the Board at least annual its policies, procedures and other guidelines for voting proxies. The delegation by the Board to Payden of the authority to vote proxies may be revoked by the Board, in whole or in part, at any time. Information regarding how the P&R Trust voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-572-9336, and on the SEC’s website at www.sec.gov.

Payden’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to the Fund by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the Fund and that does not subordinate the Fund’s interests to its own. With respect to several common issues that are presented, Payden’s policy provides that, absent special client circumstances or specific client policies or instructions, Payden will vote as follows on the issues listed below:

•

Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•

Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.

•	Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Payden’s general proxy voting policies, Payden’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. The Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Payden reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

From time to time, Payden may purchase for the Fund’s portfolio securities that have been issued by another of its investment advisory clients. In that case, however, a conflict of interest may exist between the interests of the Fund and the interests of Payden. To ensure that proxy votes are voted in the Fund’s best interest and unaffected by any conflict of interest that may exist, Payden will vote on a proxy question that presents a material conflict of interest between the interests of the Fund and the interests of Payden as follows. If one of Payden’s general proxy voting policies described above applies to the proxy issue in question, Payden will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Fund and not of Payden. However, if the general proxy voting policy does not further the interests of the Fund, Payden will then seek specific instructions from the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons of the Fund

As of January 31, 2019, the following persons held of record 25% or more of the outstanding shares of the Fund. The P&R Trust has no other information regarding the beneficial ownership of such shares:

Fund Name

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	73.57%

If the above Fund held an annual or special meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of these controlling shareholders’ substantial voting power.

Principal Holders of Securities of the Fund

As of January 31, 2019, the following persons held of record 5% or more of the outstanding shares of the Fund. The P&R Trust has no other information regarding the beneficial ownership of such shares.

Fund Name

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	73.57%
NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	10.26%

Management Ownership of the Fund

As of January 31, 2019, the Trustees and officers of the P&R Trust, collectively, owned (1) less than 1% of the outstanding shares of each of the funds, except for the (a) Payden California Municipal Social Impact Fund, 4.69%; (b) Payden Cash Reserves Money Market Fund, 1.79%; (c) Payden Corporate Bond Fund, 1.77%; (d) Payden Emerging Markets Corporate Bond Fund, 4.48%; (e) Payden Equity Income Fund, 1.75%; (f) Payden High Income Fund, 1.20%; (g) Payden Limited Maturity Fund, 2.23%; and (h) Payden Strategic Income Fund, 1.30%.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISERS

Adviser — Payden California Municipal Social Impact Fund

Payden was founded in 1983 as an independent investment counseling firm specializing in the management of short term fixed income securities. Today, the firm provides a broad array of investment management services involving both fixed income and equity securities and other investment techniques. Payden is owned by its President and CEO, Joan Payden, who is the majority shareholder, fifteen Managing Principals and five Principals, all of whom are active in the firm’s operations. As of February 28, 2019, its staff consisted of 207 employees, 97 of whom either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had 386 client relationships, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of approximately $111 billion, with approximately $26 billion invested globally.

Payden provides investment management services to the Fund pursuant to an Investment Management Agreement with the P&R Trust, dated as of June 24, 1992, as amended from time to time (the “Payden Agreement”). The Payden Agreement provides that Payden will pay all expenses incurred in connection with managing the ordinary course of the Fund’s business, except the following expenses, which are paid by the Fund: (i) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Payden; (iii) the fees and expenses of the Trust’s custodian, transfer agent, fund accounting agent and administrator; (iv) the charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by the Fund to Federal, state or other governmental agencies; (vii) the Fund’s portion of the fees of any trade associations of which the P&R Trust may be a member; (viii) the Fund’s portion of the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the P&R Trust as a broker or dealer and qualifying the shares of the Fund under state securities laws, including the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business, and (xii) any expenses assumed by the P&R Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

The Payden Agreement provides that Payden receives a monthly fee from the Fund at the following annual rate:

FUND	FEE
Payden California Municipal Social Impact Fund	0.32% for the first $1 billion of average daily net assets
0.25% of average daily net assets above $1 billion

Gross fees earned by Payden, Fund expenses subsidized by Payden and the net advisory fee or net expense subsidy for the three fiscal years ended October 31 for the Fund are shown below.

	FISCAL YEAR ENDED OCTOBER 31
	2016 (000S)			2017 (000S)			2018 (000S)
	FEE	SUBSIDY	NET	FEE	SUBSIDY	NET	FEE	SUBSIDY	NET
Payden California Municipal Social Impact Fund	163	(82)	81	$175	$(89)	$86	181	(86)	95

The Fund is responsible for its own operating expenses. Payden has contractually agreed that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of the Fund will not exceed the percentage indicated of the Fund’s average daily net assets on an annualized basis. In addition, Payden has contractually agreed to temporarily limit the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) for the Fund to the percentage indicated of the Fund’s average daily net assets on an annualized basis. This Agreement has a one-year term ending February 28, 2020 for the Fund. The temporary expense limitation may be renewed and may be amended by approval of a majority of the P&R Trust’s Board of Trustees. The Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for the Fund in any given year, such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses, and the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above.

In the event the operating expenses of the Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Fund’s applicable expense limitation, Payden shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Payden shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, Payden shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

The Payden Agreement provides that Payden will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Payden Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Payden’s duties or from reckless disregard by Payden of its duties and obligations thereunder. Unless earlier terminated as described below, the Payden Agreement will continue in effect with respect to the Fund for two years after the Fund’s inclusion in the P&R Trust’s Master Trust Agreement (on or around its commencement of operations) and then continue for the Fund for periods not exceeding one year so long as such continuation is approved annually by the Board (or by a majority of the outstanding voting shares of the Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Payden Agreement by vote cast in person at a meeting called for such purpose. The Payden Agreement terminates upon assignment and may be terminated with respect to the Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

SHAREHOLDER SERVICING PLAN

The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Fund that allows the Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. With respect to the Fund, the fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the Fund’s assets, over time these fees will also increase the cost of a shareholder’s investment in the Fund.

The shareholder services that may be provided under the Shareholder Servicing Plan are non-distribution shareholder services that the intermediary provides with respect to shares of the Fund owned from time to time by customers of the intermediary. Such services include (i) transfer agent and sub-transfer agent type of services for beneficial owners of Fund shares, (ii) aggregating and processing purchase and redemption orders for Fund shareholders, (iii) providing beneficial owners of Fund shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Fund shares, (v) providing sub-accounting services for Fund shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updated prospectuses to beneficial owners of shares who are not record owners, (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Fund shares who are not record owners, (viii) responding generally to inquiries these shareholders have about the Fund, and (ix) providing such other information and assistance to these shareholders as they may reasonably request.

In addition to fees paid under the Shareholder Servicing Plan for the Fund, the Fund’s investment adviser may pay service, administrative or other similar fees to broker-dealers or other financial intermediaries. Those fees are generally for sub-accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. Those payments are sometimes necessary to ensure that the Fund is listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Fund’s investment adviser believes that such payments and listings will make shares of the Fund available to a wider distribution network. The rate of those fees paid by the Fund’s investment adviser may vary and ranges from 0.10% to 0.15% of the average daily net assets of the Fund attributable to a particular intermediary.

DISTRIBUTION ARRANGEMENT

Pursuant to a distribution agreement (the “Distribution Agreement”) with the P&R Trust, Payden & Rygel Distributors (the “Distributor”), 333 South Grand Avenue, Los Angeles, California 90071, acts as distributor for the Fund. The Distributor has agreed to use its best efforts to effect sales of shares of the Fund, but is not obligated to sell any specified number of shares. The offering of Fund shares is continuous. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the respective Investment

Management Agreements described above. Pursuant to the Distribution Agreement, the P&R Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

No compensation is payable by the Fund to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and SAIs (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of the Fund, and other expenses associated with performing services as distributor of the Fund’s shares. The Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT, CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Administrator

Treasury Plus, Incorporated (“Treasury Plus”), located at 333 South Grand Avenue, Los Angeles, California 90071, is a wholly owned subsidiary of Payden which serves as administrator to the Fund. Under the Administration Agreement with the P&R Trust, Treasury Plus has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of the Fund, transmit communications by the Fund to shareholders of record, make periodic reports to the Board regarding Fund operations, and oversee the work of the fund accountant and transfer agent.

For providing administrative services to the P&R Trust, Treasury Plus receives a monthly fee at the annual rate of 0.15% of the daily net assets of the Funds.

Under the Administration Agreement with the P&R Trust, Treasury Plus has agreed that, if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement with the P&R Trust, to (ii) the aggregate fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement and to Payden pursuant to its Investment Management Agreement with the P&R Trust.

During the three most recent fiscal years ended October 31, shown below, Treasury Plus earned the amounts listed below.

	FISCAL YEAR ENDED OCTOBER 31
	2016 (000S)	2017 (000S)	2018 (000S)
Payden California Municipal Social Impact Fund	76	82	85

Transfer Agent

Pursuant to its agreement with the P&R Trust, UMB Fund Services, Inc. (“UMB”), located at 803 W. Michigan Street, Milwaukee, Wisconsin 53233, provides transfer agency services to the Fund. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. UMB receives from the P&R Trust fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost.

Fund Accountant

Pursuant to its agreement with the P&R Trust, The Bank of New York Mellon (“BNY Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, provides fund accounting services to the Fund. These services include the calculation of daily expense accruals and net asset value per share for the Fund. BNY Mellon receives from the P&R Trust fees for these fund accounting services, and certain out-of-pocket expenses are also reimbursed at actual cost.

The liability provisions of the agreement between Treasury Plus, UMB and BNY Mellon with the P&R Trust are similar to those of the Payden Agreement discussed above. In addition, the P&R Trust has agreed to indemnify Treasury Plus, UMB and BNY Mellon against certain liabilities. The agreement may be terminated by either party to such agreement on 90 days’ notice.

Custodian

Pursuant to its agreement with the P&R Trust, BNY Mellon (the “Custodian”) serves as custodian for the assets of the Fund. The Custodian’s address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the P&R Trust, the Custodian has agreed among other things to maintain a separate account in the name of the Fund; hold and disburse portfolio securities and other assets on behalf of the Fund; collect and make disbursements of money on behalf of the Fund; and receive all income and other payments and distributions on account of the Fund’s portfolio securities.

Pursuant to rules adopted under the 1940 Act, the Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. The Board has delegated to the Custodian the selection of foreign custodians and to the applicable investment adviser the selection of securities depositories. Selection of such foreign custodial institutions and securities depositories is made following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. No assurance can be given that the appraisal by the Custodian and by the applicable investment adviser of the risks in connection with foreign custodial and securities depository arrangements will always be correct, or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Fund will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm, 555 West 5th Street, Los Angeles, CA 90013, serves as the independent registered public accounting firm for the Fund. Deloitte audits and reports on the Fund’s annual financial statements, and performs other authorized professional services when engaged to do so with the approval of the Audit Committee of the P&R Trust.

Securities Lending Arrangement

Pursuant to an agreement with the P&R Trust, BNY Mellon provides the following services to the Fund in connection with the P&R Trust’s securities lending program. Of the 19 mutual funds of the P&R Trust, all funds, including the Fund, may conduct securities lending, with the exception of the Payden Cash Reserves Money Market Fund. BNY Mellon acts as the Fund’s Lending Agent. The Fund may lend securities with a value of up to 33% of its total assets to broker/dealers, institutional investors or other persons. Each loan is secured by collateral which is maintained at no less than 102% of the value of the securities loaned by marking-to-market daily. Loans will only be made to counterparties deemed by Payden & Rygel, the Fund’s investment adviser, to be eligible. Payden & Rygel’s credit group reviews all counterparties no less than quarterly and immediately contacts Payden & Rygel’s Investment Policy Committee any time there is a concern with a counterparty me.

The following table summarizes the financial results for the fiscal year ended October 31, 2018 of the P&R Trust’s securities lending Program on behalf of the Funds:

(I)	Gross income to the Funds of the P&R Trust: $1,399,522

(II)	Fee revenue split in which the Funds of the P&R Trust receive 80% and BNY Mellon, the Funds’ lending agent, receives 20%.

(III)	Amount paid to BNY Mellon: $279,892

(IV)	Net income to the Funds of the P&R Trust: $1,119,629

PORTFOLIO MANAGERS

FUND ADVISER

Adviser Portfolio Manager Conflicts of Interest

Payden adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other mutual funds of the P&R Trust and other accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among the Fund mutual funds of the P&R Trust and other accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden will anticipate all potential conflicts of interest.

Adviser Portfolio Manager Fund Holdings and Other Managed Accounts

As described below, portfolio managers may personally own shares of the Fund or other mutual funds of the P&R Trust for which they act as portfolio manager. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Payden.

The following table reflects information as of October 31, 2018. None of these accounts pay performance-based fees.

PORTFOLIO MANAGER	DOLLAR RANGE OF FUND SHARES OWNED (1)	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES (RICS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF RIC IN MILLIONS) (2)	NUMBER OF OTHER POOLED INVESTMENT VEHICLES (PIVS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF PIVS IN MILLIONS) (3)	NUMBER OF OTHER ACCOUNTS THAT PORTFOLIO MANAGER MANAGES (ASSETS OF OTHER ACCOUNTS IN MILLIONS) (4)
MICHAEL E. SALVAY		1 $941	9 $1,877	90 $13,447
Payden Core Bond Fund	$10,001 - $500,000
Payden Corporate Bond Fund	None
Payden Strategic Income Fund	$10,001 - $50,000
Payden California Municipal Social Impact Fund	$1 - $10,000

(1)

Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden’s 401(k) plan.

(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).
(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Payden. The offshore funds are only sold to offshore investors.
(4)	Reflects other separately managed accounts in which Payden is the investment adviser.

Adviser Portfolio Manager Compensation

Portfolio managers and other investment personnel are paid competitive salaries by Payden. In addition, they may receive bonuses based on the overall profit of the firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the firm overall and other factors.

PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund and each of the other mutual funds of the P&R Trust (each an “other fund”) pay commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund or the other funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund or the other funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by the Fund or the other funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.

The Fund’s investment adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Fund and the other funds it manages and buys and sells such securities, options and futures for the Fund and the other funds through a substantial number of brokers and dealers. In so doing, the investment adviser for the Fund and the other funds seeks the best execution available. In seeking the most favorable execution, the investment adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. In light of such factors, the investment adviser for the Fund and the other funds may select a broker that charges a higher brokerage commission than another broker might have charged for the same transaction. The investment adviser for the Fund and the other funds periodically evaluates the performance of brokers used for the purchase and sale of portfolio securities to ensure that the Fund and the other funds is obtaining best execution of these transactions. None of the Funds’ investment advisers have any “soft dollar” arrangements with any broker-dealer.

Some securities considered for investment by the Fund’s portfolio may also be appropriate for other clients served by the Fund’s investment adviser. If a purchase or sale of securities consistent with the investment policies of the Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Fund’s investment adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Fund’s investment adviser, and the results of such allocations, are subject to periodic review by the Fund’s Board.

The investment adviser manages the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the Federal tax laws (see “Taxation”). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Fund generally will be. The turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.

The Fund did not pay any brokerage commissions during the three most recent fiscal years ended October 31.

The Board periodically reviews the performance of Payden in connection with the placement of portfolio transactions on behalf of the Fund and the other funds of which each serves as investment adviser.

Turnover

The Fund did not experience a significant variation in turnover from the previous fiscal year to the current fiscal year.

PURCHASES AND REDEMPTIONS

Certain managed account clients of the investment adviser for the Fund may purchase shares of the Fund. To avoid the imposition of duplicative fees, the Fund’s investment adviser may be required to make adjustments in the management fees charged separately by the investment adviser to these managed account clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

The Fund offers its shares to the public on a continuous basis. The public offering price for the shares of the Fund is equal to the net asset value per share at the time of purchase.

The Fund may, at the sole discretion of the Fund’s investment adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange, or market quotations by third party broker-dealers.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemptions, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his or her account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. The P&R Trust’s Master Trust Agreement also authorizes the Fund to redeem shares under certain other circumstances as may be specified by the Board.

TAXATION

Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under Subchapter M of the Code. However, should a Fund fail to qualify as a regulated investment company under Subchapter M, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits. To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from interests in qualified publicly traded partnerships, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the “Diversification Test”). The U.S. Treasury is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.

In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, a Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.

If a Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers) reported by the Fund as capital gain dividends, if any, that it distributes to shareholders, if the Fund distributes to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any long-term capital losses) and 90% of its net exempt interest income each taxable year. Each Fund (other than the Payden Equity Income Fund) intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. The Payden Equity Income Fund intends to distribute to its shareholders substantially all of its investment company taxable income semi-annually and any net capital gains annually. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the distribution requirements. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to Federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. There can be no assurance that the Funds will make sufficient distributions in all periods to avoid all taxes at the Fund level.

DISTRIBUTIONS

The Payden California Municipal Social Impact Fund intends to qualify to pay “exempt-interest” dividends to its shareholders, who may exclude those dividends from their gross income for Federal income tax purposes. In order to be able to pay those dividends, a Fund must satisfy the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

With the exception of exempt-interest dividends from the Payden California Municipal Social Impact Fund, dividends paid out of a Fund’s investment company taxable income will generally be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to Federal income tax to the extent permitted under the applicable tax exemption.

For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates to the extent derived from investments of a Fund in taxable corporations and to the extent the Fund reports the amount distributed as a qualifying dividend. Due to the nature of their investments, many of the Funds will not pay qualified dividends to shareholders. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend. Distributions of net capital gains, and reported as such, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. A 3.8% federal tax applies to net investment income, which generally includes dividend income and net capital gains, for taxpayers in higher income tax brackets. A shareholder may realize taxable income from a Fund even in periods during which share values have declined. Tax considerations are not the primary objective in making a Fund’s investment decisions.

HEDGING TRANSACTIONS

Many of the options, futures contracts and forward contracts used by the Funds are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

SALES OF SHARES

Upon disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed by “wash sale” rules to the extent the shares disposed of are replaced by other Fund shares or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be the basis of the shares sold, increased or decreased by the difference, if any, between the price of the acquired share and the shares sold. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

A Fund may be required to withhold for U.S. Federal income taxes at a current rate of 24% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal tax liability if the required documentation is provided.

FOREIGN INVESTMENTS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In addition, the Funds’ investment advisers intend to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund, subject to certain exceptions. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income taxes paid by the Fund, and may be entitled to use such amount (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. Each shareholder will be notified in writing not later than 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Absent the Fund making the election to “pass through” the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be

FOREIGN SHAREHOLDERS AND FOREIGN ACCOUNT TAX COMPLIANCE ACT (“FATCA”)

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

Under FATCA, subject to any applicable intergovernmental agreements, a 30% withholding tax on a Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or would be entitled to a reduced rate of withholding) generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. A Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances. Unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax, and foreign taxes may not be deductible in computing alternative minimum taxable income.

CERTAIN DEBT SECURITIES

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXES

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying Federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. Paul Hastings LLP, counsel to the P&R Trust, has expressed no opinion in respect thereof.

FUND PERFORMANCE

The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund’s share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS

Yields for shares of the Fund used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class’ net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income.

The Fund may, from time to time, include the current yield or effective yield in advertisements or reports to shareholders or prospective investors. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance.

Yield refers to the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

Because yield accounting methods differ from the methods used for other accounting purposes, the Fund’s yield may not equal its distribution rate or income reported in the Fund’s financial statements. Yields and other performance information may be quoted numerically, or in a table, graph or similar illustration.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising with respect to shares of the Fund reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in shares of the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

The one-year, five-year, ten-year and since inception total returns for the Fund through October 31, 2018 are set forth below.

NAME	1 YEAR	5 YEARS	10 YEARS	INCEPTION DATE
Payden California Municipal Social Impact Fund	-0.39	2.43	3.73	December 17, 1998

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns for shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.

OTHER INFORMATION

CAPITALIZATION OF THE P&R TRUST

The Fund is a series of the P&R Trust, an open-end management investment company organized as a Massachusetts business trust in January 1992. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest.

The Board has established one class of shares, the Investor Class, for the Fund.

The Board may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class. Establishment and offering of additional portfolios will not alter the rights of the Fund’s shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the P&R Trust. The Board may liquidate the Fund at any time without shareholder approval. In liquidation of the Fund, each shareholder is entitled to receive his or her pro rata share of the assets of the Fund.

Expenses incurred by the P&R Trust in connection with its organization and the initial public offering are being reimbursed to Payden, subject to the expense limitation described in the Prospectus under “Investment Adviser”, and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the P&R Trust will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.

MASTER TRUST AGREEMENT OF THE P&R TRUST

Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Master Trust Agreement disclaims liability of the shareholders of the Fund for acts or obligations of the P&R Trust, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Board. The P&R Trust Master Trust Agreement provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

The Master Trust Agreement provides further that no officer or Trustee of the P&R Trust will be personally liable for any obligations of the P&R Trust, nor will any officer or Trustee be personally liable to the P&R Trust or its shareholders except by reason of his or her own bad faith, willful misfeasance, gross negligence in the performance of his or her duties or reckless disregard of his or her obligations and duties. With these exceptions, the Master Trust Agreement provides that a Trustee or officer of the P&R Trust is entitled to be indemnified against all liabilities and expenses, including reasonable accountants’ and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee or officer.

VOTING OF THE P&R TRUST

Shareholders of the Fund will vote in the aggregate and not by series or class except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent registered public accounting firm and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the P&R Trust voting without regard to series or class.

MARKET PRICING ERRORS

The Board has adopted “Guidelines Concerning Correction of Market Pricing Errors,” which set forth the procedures used in handling market pricing errors and their impact on the Fund’s net asset value per share (“NAV”) and its shareholders. Depending on the size of the error, corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. Under the Guidelines, exceptions to the policy may be granted as facts or circumstances warrant.

COUNSEL

Paul Hastings LLP (“Paul Hastings”) acts as counsel to each of the P&R Trust and to the Independent Trustees of the P&R Trust. Paul Hastings’ address is 515 South Flower Street, 25th Floor, Los Angeles, California 90071.

LICENSE AGREEMENT AND MARKS

Payden has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the name “Payden & Rygel”. Payden has the right to require the P&R Trust to cease using the name at such time as Payden is no longer employed as investment manager to the P&R Trust.

“Payden” is the service mark of Payden.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Fund are incorporated in this SAI by reference to the 2018 Annual Report to Shareholders on Form N-CSR. The financial statements in such Annual Report have been audited by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Fund’s unaudited financial statements for the six months ended April 30, 2019, are incorporated by reference to the Fund’s Semi-Annual Report to Shareholders on Form N-CSR.

Additional copies of the 2018 Annual Report to Shareholders may be obtained at no charge by calling 1-800-572-9336.

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the P&R Trust’s registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in any of the Prospectuses as to the contents of any contract or other documents referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the P&R Trust registration statement, such statement being qualified in all respects by such reference.

THE PAYDEN & RYGEL INVESTMENT GROUP

F O R M N-1A

PART C: OTHER INFORMATION

Item 28. Exhibits.

(a.1)	Master Trust Agreement of Registrant (a).

(a.2)	Certificate of Amendment of Master Trust Agreement (b).

(a.3)	Amendment No. 2 to the Master Trust Agreement dated September 16, 1993 (c).

(a.4)	Amendment No. 3 to the Master Trust Agreement dated December 13, 1993 (d).

(a.5)	Amendment No. 4 to the Master Trust Agreement dated March 17, 1994 (e).

(a.6)	Amendment No. 5 to the Master Trust Agreement dated as of August 31, 1994 (f).

(a.7)	Amendment No. 6 to the Master Trust Agreement (g).

(a.8)	Amendment No. 7 to the Master Trust Agreement (h).

(a.9)	Amendment No. 8 to the Master Trust Agreement (i).

(a.10)	Amendment No. 9 to the Master Trust Agreement (j).

(a.11)	Amendment No. 10 to the Master Trust Agreement (k).

(a.12)	Form of Amendment No. 11 to the Master Trust Agreement (k).

(a.13)	Form of Amendment No. 12 to the Master Trust Agreement (l).

(a.14)	Form of Amendment No. 13 to the Master Trust Agreement (m).

(a.15)	Form of Amendment No. 14 to the Master Trust Agreement (q).

(a.16)	Form of Amendment No. 15 to the Master Trust Agreement (q).

(a.17)	Amendment No. 16 to the Master Trust Agreement (r).

(a.18)	Form of Amendment No. 17 to the Master Trust Agreement (r).

(a.19)	Amendment No. 18 to the Master Trust Agreement (t).

(a.20)	Amendment No. 19 to the Master Trust Agreement (t).

(a.21)	Amendment No. 20 to the Master Trust Agreement (t).

(a.22)	Form of Amendment No. 21 to the Master Trust Agreement (v).

(a.23)	Form of Amendment No. 22 to the Master Trust Agreement (x).

(a.24)	Form of Amendment No. 23 to the Master Trust Agreement (x).

(a.25)	Form of Amendment No. 24 to the Master Trust Agreement (x).

(a.26)	Form of Amendment No. 25 to the Master Trust Agreement (y).

(a.27)	Form of Amendment No. 26 to the Master Trust Agreement (z).

(a.28)	Form of Amendment No. 27 to the Master Trust Agreement (z).

(a.29)	Form of Amendment No. 28 to the Master Trust Agreement (aa).

(a.30)	Form of Amendment No. 29 to the Master Trust Agreement (aa).

(a.31)	Form of Amendment No. 30 to the Master Trust Agreement (aa).

(a.32)	Form of Amendment No. 31 to the Master Trust Agreement (bb).

(a.33)	Form of Amendment No. 32 to the Master Trust Agreement (cc).

(a.34)	Form of Amendment No. 33 to the Master Trust Agreement (cc).

(a.35)	Form of Amendment No. 34 to the Master Trust Agreement (cc).

(a.36)	Form of Amendment No. 35 to the Master Trust Agreement (cc).

(a.37)	Form of Amendment No. 36 to the Master Trust Agreement (cc).

(a.38)	Form of Amendment No. 37 to the Master Trust Agreement (dd).

(a.39)	Form of Amendment No. 38 to the Master Trust Agreement (ee).

(a.40)	Form of Amendment No. 39 to the Master Trust Agreement (hh).

(a.41)	Form of Amendment No. 40 to the Master Trust Agreement (hh).

(a.42)	Form of Amendment No. 41 to the Master Trust Agreement (hh).

(a.43)	Form of Amendment No. 42 to the Master Trust Agreement (ii).

(a.44)	Form of Amendment No. 43 to the Master Trust Agreement (kk).

(a.45)	Form of Amendment No. 44 to the Master Trust Agreement (ll).

(a.46)	Form of Amendment No. 45 to the Master Trust Agreement (mm).

(a.47)	Form of Amendment No. 46 to the Master Trust Agreement (nn).

(a.48)	Form of Amendment No. 47 to the Master Trust Agreement (nn).

(a.49)	Form of Amendment No. 48 to the Master Trust Agreement (nn).

(a.50)	Form of Amendment No. 49 to the Master Trust Agreement (nn).

(a.51)	Form of Amendment No. 50 to the Master Trust Agreement (nn).

(a.52)	Form of Amendment No. 51 to the Master Trust Agreement (oo).

(a.53)	Form of Amendment No. 52 to the Master Trust Agreement (oo).

(a.54)	Form of Amendment No. 53 to the Master Trust Agreement (pp).

(a.55)	Form of Amendment No. 54 to the Master Trust Agreement (rr).

(a.56)	Form of Amendment No. 55 to the Master Trust Agreement (rr).

(a.57)	Form of Amendment No. 56 to the Master Trust Agreement (ss).

(a.58)	Form of Amendment No. 57 to the Master Trust Agreement (tt).

(a.59)	Form of Amendment No. 58 to the Master Trust Agreement (uu).

(a.60)	Form of Amendment No. 59 to the Master Trust Agreement (uu).

(a.61)	Form of Amendment No. 60 to the Master Trust Agreement (vv).

(b)	By-laws of Registrant (a).

(c)	None.

(d.1)	Investment Management Agreement between Registrant and Payden & Rygel (n).

(d.2)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of September 16, 1993, adding Tax-Exempt Bond Fund to the Agreement (n).

(d.3)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated December 29, 1993, adding the Low Duration Fund (formerly Short Bond Fund), Core Bond Fund (formerly Intermediate Bond Fund) and Opportunity Bond Fund (formerly Investment Quality Bond Fund) to the Agreement (n).

(d.4)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of April 29, 1994, adding the Limited Maturity Fund to the Agreement (e).

(d.5)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994, with respect to Class B shares (e).

(d.6)	Agreement between Registrant and Payden & Rygel dated June 14, 1994, with respect to voluntary expense limitations (g).

(d.7)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding U.S. Treasury Fund and International Bond Fund (previously Global Opportunity Fund) to the Agreement (g).

(d.8)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Market Return Fund to the Agreement (o).

(d.9)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Equity Income Fund (formerly Value Leaders Fund and prior to that the Growth & Income Fund) to the Agreement (k).

(d.10)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Global Low Duration Fund (formerly Global Short Bond Fund) to the Agreement (l).

(d.11)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Total Return Fund, International Equity Fund and Global Balanced Fund to the Agreement (m).

(d.12)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Cash Reserves (formerly Bunker Hill) Money Market Fund to the Agreement (q).

(d.13)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the High Income Fund to the Agreement (r).

(d.14)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Emerging Markets Bond Fund, EuroDirect Fund and California Municipal Income Fund to the Agreement (s).

(d.15)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the U.S. Growth Leaders Fund and European Aggressive Growth Fund to the Agreement (u).

(d.16)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Low Duration Bond Fund to the Agreement (v).

(d.17)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the GNMA Fund to the Agreement (v).

(d.18)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Small Cap Leaders Fund to the Agreement (w).

(d.19)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Real Return Fund to the Agreement (bb).

(d.20)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden/Wilshire Longevity Fund 2010+, Payden/Wilshire Longevity Fund 2020+, Payden/Wilshire Longevity Fund 2030+ and Payden/Wilshire Longevity Fund 2040+ to the Agreement (cc).

(d.21)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Global Equity Fund to the Agreement (dd).

(d.22)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Corporate Bond Fund to the Agreement (ff).

(d.23)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Emerging Markets Local Bond Fund to the Agreement (jj).

(d.24)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Floating Rate Fund and the Payden Emerging Markets Corporate Bond Fund to the Agreement (oo).

(d.25)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Strategic Income Fund to the Agreement (pp).

(d.26)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Absolute Return Bond Fund (qq).

(d.27)	Investment Management Agreement between Registrant and Payden\Kravitz Investment Advisers LLC (formerly Payden/KDS Investment Advisers LLC) (gg).

(e.1)	Distribution Agreement between Registrant and Payden & Rygel Distributors, Inc. (n).

(e.2)	Amendment to Distribution Agreement between Registrant and Payden & Rygel Distributors, Inc. dated August 31, 1992 (p).

(f)	None.

(g)	Form of Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company (z).

(h.1)	Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of January 1, 1996 (o).

(h.2)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of August 26, 1999 (w).

(h.3)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of October 31, 2005 (ii).

(h.4)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of June 18, 2008 (ii).

(h.5)	Form of Accounting Services Agreement between Registrant and Boston Safe Deposit and Trust Company (z).

(h.6)	Form of Transfer Agency Agreement between Registrant and UMB Fund Services, Inc (bb).

(h.7)	License Agreement between Registrant and Payden & Rygel (n).

(h.8)	Form of Guaranteed Expense Limitation and Reimbursement Agreement between Registrant and Payden/Kravitz Investment Advisers LLC (formerly Payden/KDS Investment Advisers LLC) (gg).

(h.9)	Form of Temporary Expense Limitation and Reimbursement Agreement between Registrant and Payden/Kravitz Investment Advisers LLC (formerly Payden/KDS Investment Advisers LLC) (gg).

(i.1)	Opinion of Counsel (b).

(j)	Consent of independent registered public accounting firm, filed herewith.

(k)	Not applicable.

(l)	Investment letter of Payden & Rygel (b).

(m.1)	The Payden & Rygel Investment Group Distribution Plan, adopted September 9, 1997 (g).

(m.2)	Form of The Payden & Rygel Investment Group Rule 12b-1 Distribution Plan, amended November 16, 2011 (ll).

(n)	Form of The Payden & Rygel Investment Group Multiple Class Plan, amended November 16, 2011 (ll).

(o)	Reserved.

(p.1)	Code of Ethics of The Payden & Rygel Investment Group (jj).

(p.2)	Code of Ethics of Payden & Rygel (jj).

(p.3)	Code of Ethics of Payden/Kravitz Investment Advisers LLC (formerly Payden/KDS Investment Advisers LLC) (jj).

(p.4)	Supplemental Code of Ethics of The Payden & Rygel Investment Group for Principal Officers and Senior Financial Officers (bb).

(q)	Powers of Attorney of W. D. Hilton, Jr., Thomas V. McKernan, Rosemarie T. Nassif, Andrew J. Policano, Dennis C. Poulsen, Michael E. Salvay, Stender E. Sweeney and Mary Beth Syal (gg).

(a)	Filed as an exhibit to the Registration Statement on April 2, 1992 and incorporated herein by reference.
(b)	Filed as an exhibit to the Pre-Effective Amendment No. 2 to the Registration Statement on July 28, 1992 and incorporated herein by reference.

(c)	Filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated herein by reference.
(d)	Filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on January 24, 1994 and incorporated herein by reference.
(e)	Filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on June 30, 1994 and incorporated herein by reference.
(f)	Filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement on October 17, 1994 and incorporated herein by reference.
(g)	Filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement on January 12, 1995 and incorporated herein by reference.
(h)	Filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement on July 6, 1995 and incorporated herein by reference.
(i)	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on October 5, 1995 and incorporated herein by reference.
(j)	Filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement on February 7, 1996 and incorporated herein by reference.
(k)	Filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement on May 29, 1996 and incorporated herein by reference.
(l)	Filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on July 3, 1996 and incorporated herein by reference.
(m)	Filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement on September 23, 1996 and incorporated herein by reference.

(n)	Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on July 1, 1994 and incorporated herein by reference.
(o)	Filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement on September 11, 1995 and incorporated herein by reference.
(p)	Filed as an exhibit to Post-Effective Amendment No. 1 to the Registration Statement on February 17, 1993 and incorporated herein by reference.
(q)	Filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement on September 24, 1997 and incorporated herein by reference.
(r)	Filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement on December 29, 1997 and incorporated herein by reference.
(s)	Filed as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement on October 19, 1998 and incorporated herein by reference.

(t)	Filed as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement on April 15, 1999 and incorporated herein by reference.

(u)	Filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement on July 21, 1999 and incorporated herein by reference.

(v)	Filed as an exhibit to Post-Effective Amendment No. 39 to the Registration Statement on July 29, 1999 and incorporated herein by reference.

(w)	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on November 19, 1999 and incorporated herein by reference.

(x)	Filed as an exhibit to Post-Effective Amendment No. 41 to the Registration Statement on February 15, 2000 and incorporated herein by reference.

(y)	Filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement on March 1, 2001 and incorporated herein by reference.

(z)	Filed as an exhibit to Post-Effective Amendment No. 44 to the Registration Statement on February 28, 2002 and incorporated herein by reference.

(aa)	Filed as an exhibit to Post-Effective Amendment No. 45 to the Registration Statement on January 31, 2003 and incorporated herein by reference.

(bb)	Filed as an exhibit to Post Effective Amendment No. 46 to the Registration Statement on February 11, 2004 and incorporated herein by reference.

(cc)	Filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on June 8, 2007 and incorporated herein by reference.

(dd)	Filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on January 17, 2008 and incorporated herein by reference.

(ee)	Filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on April 25, 2008 and incorporated herein by reference

(ff)	Filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on December 24, 2008 and incorporated herein by reference.

(gg)	Filed as an exhibit to Post-Effective Amendment No. 61 to the Registration Statement on March 11, 2009 and incorporated herein by reference.

(hh)	Filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on August 13, 2009 and incorporated herein by reference.

(ii)	Filed as an exhibit to Post-Effective Amendment No. 66 to the Registration Statement on November 12, 2010 and incorporated herein by reference.

(jj)	Filed as an exhibit to Post-Effective Amendment No. 71 to the Registration Statement on July 8, 2011 and incorporated herein by reference.

(kk)	Filed as an exhibit to Post-Effective Amendment No. 72 to the Registration Statement on September 14, 2011 and incorporated herein by reference.

(ll)	Filed as an exhibit to Post-Effective Amendment No. 74 to the Registration Statement on November 29, 2011 and incorporated herein by reference.

(mm)	Filed as an exhibit to Post-Effective Amendment No. 76 to the Registration Statement on February 28, 2012 and incorporated herein by reference.

(nn)	Filed as an exhibit to Post-Effective Amendment No. 83 to the Registration Statement on July 24, 2013 and incorporated herein by reference.

(oo)	Filed as an exhibit to Post-Effective Amendment No. 84 to the Registration Statement on November 8, 2013 and incorporated herein by reference.

(pp)	Filed as an exhibit to Post-Effective Amendment No. 86 to the Registration Statement on February 12, 2014 and incorporated herein by reference.

(qq)	Filed as an exhibit to Post-Effective Amendment No. 92 to the Registration Statement on August 4, 2014 and incorporated herein by reference.

(rr)	Filed as an exhibit to Post-Effective Amendment No. 93 to the Registration Statement on November 6, 2014 and incorporated herein by reference.

(ss)	Filed as an exhibit to Post-Effective Amendment No. 96 to the Registration Statement on February 27, 2015 and incorporated herein by reference.

(tt)	Filed as an exhibit to Post-Effective Amendment No. 100 to the Registration Statement on June 1, 2016 and incorporated herein by reference.

(uu)	Filed as an exhibit to Post-Effective Amendment No. 104 to the Registration Statement on December 7, 2017 and incorporated herein by reference.

(vv)	Filed as an exhibit to Post-Effective Amendment No. 111 to the Registration Statement on August , 2019 and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant.

As of September 30, 2019, the following persons held of record 25% or more of the outstanding shares of the following funds of the Registrant:

Fund Name
PAYDEN ABSOLUTE RETURN BOND FUND, INVESTOR CLASS
SEI PRIVATE TRUST COMPANY	OAKS	PA	34.31%
PAYDEN ABSOLUTE RETURN BOND FUND, SI CLASS
NORTHERN TRUST COMPANY CUST FBO	CHICAGO	IL	34.05%
PAYDEN CALIFORNIA MUNICIPAL INCOME FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	72.39%
PAYDEN CORE BOND FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	50.88%
PAYDEN CORE BOND FUND, ADVISER CLASS
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	88.47%
PAYDEN CORE BOND FUND, SI CLASS
MAC & CO	PITTSBURGH	PA	25.24%
PAYDEN EMERGING MARKET BOND FUND, ADVISER CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	71.08%
PAYDEN EMERGING MARKETS CORPORATE BOND FUND, INVESTOR CLASS
JOAN A. PAYDEN LIVING TRUST	SANTA MONICA	CA	36.30%
JP MORGAN SECURITIES LLC	BROOKLYN	NY	32.04%
PAYDEN EMERGING MARKETS LOCAL BOND FUND, INVESTOR CLASS
BERT BELL/PETE ROZELLE NFL PLAYER RETIREMENT PLAN	BALTIMORE	MD	28.84%
PAYDEN EQUITY INCOME FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	58.13%
PAYDEN EQUITY INCOME FUND, ADVISER CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	59.95%
PAYDEN GLOBAL FIXED INCOME FUND, INVESTOR CLASS
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	37.49%
PAYDEN GNMA FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	28.89%
PAYDEN STRATEGIC INCOME FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	45.38%
PAYDEN STRATEGIC INCOME FUND, SI CLASS
JP MORGAN SECURITIES LLC	BROOKLYN	NY	35.21%
PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, INSTITUTIONAL CLASS
TDA TRUST CO	DENVER	CO	100.00%
PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, SI CLASS
JOHN HANCOCK LIFE INSURANCE COMPANY USA	BOSTON	MA	66.85%
PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, RETIREMENT CLASS
HARTFORD LIFE INS CO	HARTFORD	CT	56.66%
MASSACHUSETTS MUTUAL LIFE INSURANCE CO	SPRINGFIELD	MA	28.37%
PAYDEN US GOVERNMENT FUND, INVESTOR CLASS
A&P CHILDREN INVESTMENT LLC	PALO ALTO	CA	39.93%

Item 30. Indemnification.

Section 6.4 of Article VI of Registrant’s Master Trust Agreement, filed herewith as Exhibit a.1, provides for the indemnification of Registrant’s trustees and officers against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).

Section 7 of Registrant’s Investment Management Agreement, filed herewith as Exhibit d.1, provides for the indemnification of Registrant’s Adviser, Payden & Rygel, against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct. Section 7 of Registrant’s Investment Management Agreement, filed herewith as Exhibit d.24, provides for the indemnification of Registrant’s Adviser, Payden/Kravitz Investment Advisers LLC (formerly Payden/KDS Investment Advisers LLC), against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its misconduct as described therein. Section 4 of Registrant’s Distribution Agreement, filed herewith as Exhibit e.1, provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

During the two fiscal years ended December 31, 2018, Payden & Rygel has engaged principally in the business of providing investment services to institutional clients. During such period, the other substantial businesses, professions, vocations or employments of the directors and officers of Payden & Rygel have been as set forth below. The principal business address of such persons is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.

Name and Principal Business Address	Office	Other Employment
Joan A. Payden	President, CEO and Director
Robin Creswell	Managing Principal and Director	Managing Director, Payden & Rygel Global Ltd.
Edward S. Garlock	Managing Principal and Director
Asha B. Joshi	Managing Principal and Director
Brian W. Matthews	Managing Principal, Chief Financial Officer and Director
Gregory T. Morrison	Managing Principal and Director
James P. Sarni	Managing Principal and Director
Mary Beth Syal	Managing Principal and Director
Scott J. Weiner	Managing Principal and Director

Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) is an investment adviser for the Registrant’s Payden/Kravitz Cash Balance Plan Fund. The principal address of Payden/Kravitz is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. Payden/Kravitz is an investment adviser under the Investment Advisers Act of 1940. To the knowledge of Registrant, none of the directors or officers of Payden/Kravitz is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Payden/Kravitz or one of its members.

Item 32. Principal Underwriters.

(a) Payden & Rygel Distributors, Inc. acts as principal underwriter or depositor to the Registrant.

(b) Information is furnished below with respect to the officers and directors of Payden & Rygel Distributors, Inc. The principal business address of such persons is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.

Name and Principal Business Address	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Joan A. Payden	Chairman, President, Chief Executive Officer and Director	Trustee, Chairman of the Board and Chief Executive Officer

Bradley F. Hersh	Chief Financial Officer	Vice President and Treasurer

Justin G. Bullion	Vice President and Director	None

Yot Chattrabhuti	Vice President	Vice President

Edward S. Garlock	Secretary	Secretary

Sandi A. Brents	Assistant Secretary	Chief Compliance Officer

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained either at the offices of the Registrant (333 South Grand Avenue, Los

Angeles, California 90071); its Adviser, Payden & Rygel (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Adviser, Payden/Kravitz Investment Advisers LLC (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Administrator, Treasury Plus, Inc. (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Fund Accountant, The Bank of New York Mellon (135 Santilli Highway, Everett, Massachusetts 02149); its Transfer Agent, UMB Fund Services, Inc. (235 Galena Street, Milwaukee, Wisconsin 53212); or its Custodian, The Bank of New York Mellon (One Boston Place, Boston, Massachusetts 02108).

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 17th day of October, 2019. The undersigned hereby certifies that this amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act.

THE PAYDEN & RYGEL INVESTMENT GROUP

By	/s/ JOAN A. PAYDEN
Joan A. Payden
Chairman

Pursuant to the requirements of the 1933 Act, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ JOAN A. PAYDEN Joan A. Payden	Trustee and Principal Executive Officer	October 17, 2019

ROSEMARIE T. NASSIF* Rosemarie T. Nassif	Trustee	October 17, 2019

ANDREW J. POLICANO* Andrew J. Policano	Trustee	October 17, 2019

DENNIS C. POULSEN* Dennis C. Poulsen	Trustee	October 17, 2019

THOMAS MCKERNAN, JR.* Thomas McKernan, Jr.	Trustee	October 17, 2019

STENDER E. SWEENEY* Stender E. Sweeney	Trustee	October 17, 2019

W. D. HILTON, JR.* W. D. Hilton, Jr.	Trustee	October 17, 2019

/S/ MICHAEL E. SALVAY Michael E. Salvay	Trustee	October 17, 2019

/S/ MARY BETH SYAL Mary Beth Syal	Trustee	October 17, 2019

/S/ BRIAN W. MATTHEWS Brian W. Matthews	Principal Financial and Accounting Officer	October 17, 2019

*/s/ JOAN A. PAYDEN
By:	Joan A. Payden
Attorney-In-Fact

EXHIBIT INDEX

THE PAYDEN & RYGEL INVESTMENT GROUP

FORM N-1A REGISTRATION STATEMENT

POST-EFFECTIVE AMENDMENT NO. 111

Exhibit No.	Title of Exhibit

(j)	Consent of independent registered public accounting firm